UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05120
                                                     ---------------------

                        Nuveen Municipal Value Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT October 31, 2005


Nuveen Investments
Municipal Exchange-Traded
Closed-End Funds

                                               NUVEEN MUNICIPAL VALUE FUND, INC.
                                                                             NUV

                                              NUVEEN MUNICIPAL INCOME FUND, INC.
                                                                             NMI


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Photo of: A child.

DEPENDABLE, TAX-FREE INCOME BECAUSE IT'S NOT WHAT YOU EARN, IT'S WHAT YOU
KEEP.(R)

Logo: NUVEEN Investments

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OR

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
     LETTER TO SHAREHOLDERS

Once again, I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please see the Portfolio Managers' Comments and Performance Overview sections of this report.

Given recent reports of a strengthening economy, some market commentators are speculating about whether longer-term interest rates will soon begin to rise substantially, mirroring the rise that has taken place in shorter-term rates. If longer-term rates do begin to rise significantly, some have suggested that this would be a signal to begin selling your holdings of fixed-income investments.



"IN FACT, A WELL-DIVERSIFIED PORTFOLIO MAY ACTUALLY HELP TO REDUCE YOUR OVERALL INVESTMENT RISK OVER THE LONG TERM."



Nobody knows what the market will do in the future or what investments will turn out to be tomorrow's best performers. But from our experience, we do know that a well-balanced portfolio, structured and carefully monitored with the help of a trusted investment professional, can be an important component in helping you achieve your long-term financial goals. In fact, a well-diversified portfolio may actually help to reduce your overall investment risk over the long term. That is one reason why we believe that a municipal bond investment like your Fund can be an important building block in a comprehensive investment program designed to perform well in a variety of market conditions.

As an added convenience for you, I urge you to consider receiving future Fund reports and other Fund information by e-mail and the Internet. Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for instructions.

Earlier in 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), sold a substantial portion of its stake in Nuveen. More recently, St. Paul sold the balance of its shares to Nuveen Investments or to others. Please be assured that these transactions only affect Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.


Sincerely,
/s/ Timothy R. Schwertfeger


Timothy R. Schwertfeger
Chairman of the Board

December 15, 2005

Nuveen Investments Municipal Exchange-Traded Closed-End Funds
NUV, NMI


Portfolio Managers'
         COMMENTS



Portfolio managers Tom Spalding and John Miller discuss the economic and municipal market environments, key investment strategies and the annual performance of NUV and NMI. With 30 years of investment experience at Nuveen, Tom has managed NUV since its inception in 1987. John, who has 12 years of municipal market experience, including 9 years with Nuveen, assumed portfolio management responsibility for NMI in 2001.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 2005?

Between November 1, 2004, and October 31, 2005, the Federal Reserve implemented eight 0.25% increases in the closely-watched fed funds rate. These increases, which were aimed at controlling the pace of inflation, raised this short-term target rate to 3.75% from 1.75%. (On November 1, 2005 and December 13, 2005, the fed funds rate was increased by 0.25% to reach 4.25%.) Over this same 12-month period, shorter-term municipal market rates also rose significantly.

Longer-term yields declined throughout much of this period before rising toward the end of the fiscal year. The yield on the benchmark 10-year U.S. Treasury note ended October 2005 at 4.56%, compared with 4.03% one year earlier. Longer-term yields in the municipal market followed a similar pattern, with the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, ending the reporting period at 5.21%, an increase of 24 basis points from October 31, 2004. Together, the steady rise in shorter-term rates and the much more modest increase in longer rates over this period produced an overall flattening of the yield curve, which generally led to better relative performance for bonds with longer effective maturities and poorer returns for bonds with shorter maturities or short call dates.

The economy continued to improve over the 12-month period. After expanding at an annualized rate of 3.3% in the fourth quarter of 2004, the U.S. gross domestic product (GDP) grew by annualized rates of 3.8% in the first quarter of 2005, 3.3% in the second quarter and 3.8% in the third quarter. The overall employment picture showed some improvement, with national unemployment at 5.0% in October 2005, down from 5.5% in October 2004. However, the 4.3% year-over-year increase in the Consumer Price Index as of October 2005 raised some inflation concerns.

Over the 12 months ended October 2005, municipal bond new issue supply nationwide remained strong, as $363.4 billion in new securities came to market. A major factor behind this strong supply was the flattening yield curve, which made advance refundings more economically attractive for many issuers. (Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund the principal and interest payments of older, previously issued bonds that carry a higher coupon rate. This process usually results in lower total borrowing costs for bond issuers.) Between January and October 2005, pre-refunding volume was nearly 50% higher than during the same period in 2004, as issuers sought to take advantage of the current interest rate environment.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THE 12 MONTHS ENDED OCTOBER 31, 2005?

With the Fed continuing to raise short-term interest rates and the overall flattening of the yield curve, our focus during this reporting period centered on finding attractive bonds that we believed would add value to the portfolios of NUV and NMI and that, in our judgment, also had the potential to perform well under a variety of future market scenarios.

While both NUV and NMI are diversified, unleveraged Funds, their investment parameters differ slightly. For example, NMI can invest up to 25% of its portfolio in below investment-grade quality bonds that may carry more credit risk but typically offer higher yields. NUV is more restricted in its ability to invest in below-investment-grade securities. As a result, there were some minor differences in areas of emphasis between the two Funds during this reporting period. Overall, the ample new issue supply available during this period provided both Funds with good opportunities to find the types of bonds they were seeking, and we kept an opportunistic eye toward all types of issuance that we believed could add value to the Funds' portfolios.

In NUV, our purchase activity generally emphasized finding bonds with adequate call protection that matured in about 25 years. In particular, we looked for premium bonds, which are bonds trading above their par values because their coupons were higher than the coupon levels of newly issued bonds. Historically, premium bonds have held their value better than current coupon bonds when interest rates have risen. Premium bonds also are good candidates for advance refundings, and trading pre-refunded bonds at opportune times in the interest rate cycle has historically been a key strategy for adding value to this Fund.

In general in NUV, we tried to buy essential services revenue bonds that would also help us keep the Fund well diversified geographically. Lower-rated bonds generally were in great demand during this period. As a result we did not find many attractive opportunities among lower-rated issues to add securities that we believed would enhance the value of the portfolio. The majority of our purchase activity focused on higher quality bonds, especially during the second half of this 12-month period.

In NMI, we believed the Fund was already aggressively positioned in higher-yielding, lower-rated credits. Therefore, our new purchases during this period tended to focus on higher-grade and insured securities, primarily in the 20-year to 30-year part of the yield curve. As mentioned earlier, the flattening of the yield curve resulted in a dramatic rise in advance refundings. While this had a positive impact on NMI's performance, it also had a shortening effect on the Fund's duration.1 The longer durations of the bonds we added to


1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

NMI's portfolio during this period enabled us to maintain the Fund's duration within our desired range and helped to improve the Fund's overall call protection. We found many of the higher-quality, longer maturity bonds that we sought in the healthcare and public power sectors.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as for comparative indexes and averages, are presented in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE*
For periods ended 10/31/05

                                    1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NUV                                 5.73%            6.27%             5.82%
--------------------------------------------------------------------------------
NMI                                 5.93%            5.36%             5.15%
--------------------------------------------------------------------------------
Lehman Brothers
Municipal
Bond Index2                         2.54%            5.98%             5.85%
--------------------------------------------------------------------------------
Lipper General and
Insured Unleveraged
Municipal Debt
Funds Average3                      4.28%            5.40%             5.44%
--------------------------------------------------------------------------------

*Annualized

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.


For the 12 months ended October 31, 2005, the total returns on net asset value
(NAV) for both NUV and NMI significantly exceeded the return on the Lehman Brothers Municipal Bond Index. Both Funds also outperformed the average return for their Lipper peer group for this period.

As noted earlier, the municipal market yield curve flattened over the course of this reporting period. Longer maturity bonds generally performed better than securities with shorter maturities. Relatively heavier exposure to the longer part of the yield curve helped the performances of both Funds when compared with the Lehman Brothers index, which is more evenly weighted across the entire yield curve.

Two of the key elements in the performance of both Funds for this period were credit exposure and advance refundings. Both Funds benefited from their allocations of lower-quality bonds, as securities rated BBB and lower generally outperformed higher-rated credits. This was largely the result of the interest rate environment during this time, as investor demand for the higher yields typically associated with lower-quality bonds drove up the value of these bonds even though values of higher-rated bonds were falling



2 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

3 The Lipper General and Insured Unleveraged Municipal Debt Funds category average is calculated using the returns of all closed-end exchange-traded funds in this category for each period as follows: 1 year, 8 funds; 5 years, 8 funds; and 10 years, 8 funds. Fund and Lipper returns assume reinvestment of dividends.

because of rising interest rates. As of October 31, 2005, allocations of bonds rated BBB and lower and non-rated bonds accounted for 22% of NUV's portfolio and 52% of NMI. In an environment where the high-yield segment of the Lehman municipal index substantially outperformed the general municipal market, this higher weighting in lower-quality bonds gave NMI a slight performance advantage over NUV over this one-year period.

In assessing individual lower-rated credits during this period, deciding which securities to sell or avoid due to the potential for credit problems was just as important to the Funds' performances as deciding which securities to buy or continue to hold. Among the lower-rated holdings making significant contributions to the Funds' total returns for this period were bonds backed by the 1998 master tobacco settlement agreement. As the litigation environment improved and supply/demand dynamics drove tobacco bond prices higher, these securities made strong, positive contributions to the returns of both Funds. Both held approximately 6% of their portfolios in tobacco bonds as of October 31, 2005. Lower-rated hospital holdings also contributed to the Funds' total returns, as the healthcare sector ranked second in terms of performance among the Lehman municipal revenue sectors for the period. Two of the better-performing hospital bonds held by both Funds were securities issued for the Detroit Medical Center, which had its outlook upgraded to positive by all three major credit rating agencies, and Knox County hospital revenue bonds issued for Baptist Health System of East Tennessee. NMI sold its Detroit Medical Center position prior to the end of this reporting period.

An additional positive factor in the performance of these Funds was their holdings of zero coupon bonds. These bonds do not make periodic interest payments and therefore typically have very long initial maturities. The prices of these bonds tend to be very sensitive to changes in interest rates. Zero coupon bonds in the Lehman Municipal Bond Index outperformed the general market by 130 basis points.

In addition to yield curve positioning, credit exposure, and specific holdings, another important factor in the Funds' returns during this period was advance refundings. Refinancings rose sharply during this period, and the Funds' performances benefited from the amount of their portfolios that became advance refunded and the timing of these events. Generally, newly refunded bonds received a higher credit rating, which usually translates to a higher price.

While newly pre-refunded bonds tended to enhance the Funds' returns, the Funds' holdings of older, previously pre-refunded bonds tended to underperform the general municipal market during this period, primarily because of the shorter effective maturities of these bonds. As more of the Funds' holdings became advance refunded, we were selling selected issues to keep our allocations of pre-refunded credits at desired levels.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF OCTOBER 31, 2005?

Even though lower-rated credits continued to perform well during this period, we believed that maintaining overall strong credit quality was an important requirement. As of October 31, 2005, NUV held 65% of its portfolio in bonds rated AAA/U.S. guaranteed and AA. NMI, which can invest up to 25% of its portfolio in below investment-grade quality bonds, held 82% of its portfolio in securities either rated investment-grade or in unrated bonds considered by us to be of investment-grade quality.

As of October 31, 2005, potential call exposure for the period from November 2005 through the end of 2006 totaled 10% in NUV and 12% in NMI. The number of actual bond calls in these Funds depends largely on future market interest rates.

Dividend and Share Price
      INFORMATION


The dividends of both NUV and NMI remained stable throughout the 12-month reporting period ended October 31, 2005.

In addition, due to normal portfolio activity, common shareholders of these Funds received capital gains and net ordinary income distributions at the end of December 2004 as follows:

             LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NUV                         $ 0.0559                           $ 0.0063
--------------------------------------------------------------------------------
NMI                         $     --                           $ 0.0002
--------------------------------------------------------------------------------

Each of these Funds seeks to pay stable dividends at rates that reflect the Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2005, both NUV and NMI had positive UNII balances for both tax purposes and financial statement purposes.

At the end of the reporting period, the Funds' share prices were trading at discounts to their NAVs as shown in the accompanying chart:

                           10/31/05                           12-MONTH
                           DISCOUNT                           AVERAGE DISCOUNT
--------------------------------------------------------------------------------
NUV                        -5.62%                             -7.87%
--------------------------------------------------------------------------------
NMI                        -2.76%                             -4.80%
--------------------------------------------------------------------------------

Nuveen Municipal Value Fund, Inc.
NUV

Performance
     OVERVIEW As of October 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              53%
AA                               12%
A                                13%
BBB                              14%
BB or Lower                       7%
NR                                1%

Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                            0.039
Dec                            0.039
Jan                            0.039
Feb                            0.039
Mar                            0.039
Apr                            0.039
May                            0.039
Jun                            0.039
Jul                            0.039
Aug                            0.039
Sep                            0.039
Oct                            0.039

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       9.33
                              9.37
                              9.35
                              9.38
                              9.27
                              9.09
                              9.27
                              9.19
                              9.28
                              9.33
                              9.31
                              9.28
                              9.32
                              9.26
                              9.2
                              9.23
                              9.21
                              9.2
                              9.16
                              9.1
                              9.1
                              9.17
                              9.1
                              9.19
                              9.21
                              9.23
                              9.21
                              9.24
                              9.19
                              9.15
                              9.14
                              9.14
                              9.1
                              9.09
                              9.09
                              9.12
                              9.08
                              9.1
                              9.09
                              9.12
                              9.11
                              9.12
                              9.19
                              9.2
                              9.17
                              9.17
                              9.18
                              9.2
                              9.23
                              9.23
                              9.19
                              9.17
                              9.19
                              9.26
                              9.25
                              9.29
                              9.29
                              9.32
                              9.31
                              9.29
                              9.3
                              9.31
                              9.32
                              9.32
                              9.33
                              9.33
                              9.36
                              9.38
                              9.42
                              9.42
                              9.45
                              9.41
                              9.42
                              9.4
                              9.42
                              9.38
                              9.35
                              9.29
                              9.35
                              9.42
                              9.43
                              9.4
                              9.41
                              9.41
                              9.39
                              9.39
                              9.41
                              9.42
                              9.3
                              9.3
                              9.18
                              9.18
                              9.15
                              9.13
                              9.18
                              9.15
                              9.09
                              9.02
                              8.97
                              9.07
                              9.01
                              9.03
                              9.06
                              9.17
                              9.2
                              9.19
                              9.2
                              9.2
                              9.15
                              9.19
                              9.22
                              9.24
                              9.2
                              9.21
                              9.24
                              9.25
                              9.26
                              9.24
                              9.21
                              9.23
                              9.23
                              9.22
                              9.25
                              9.26
                              9.31
                              9.31
                              9.29
                              9.3
                              9.32
                              9.33
                              9.28
                              9.33
                              9.37
                              9.36
                              9.35
                              9.36
                              9.37
                              9.4
                              9.46
                              9.38
                              9.4
                              9.41
                              9.41
                              9.37
                              9.4
                              9.4
                              9.42
                              9.47
                              9.5
                              9.49
                              9.53
                              9.59
                              9.59
                              9.57
                              9.53
                              9.45
                              9.4
                              9.45
                              9.52
                              9.53
                              9.55
                              9.57
                              9.58
                              9.58
                              9.57
                              9.53
                              9.56
                              9.59
                              9.61
                              9.58
                              9.61
                              9.64
                              9.68
                              9.68
                              9.68
                              9.7
                              9.66
                              9.66
                              9.66
                              9.62
                              9.67
                              9.62
                              9.59
                              9.6
                              9.59
                              9.65
                              9.62
                              9.64
                              9.62
                              9.62
                              9.62
                              9.59
                              9.62
                              9.62
                              9.59
                              9.56
                              9.52
                              9.53
                              9.56
                              9.57
                              9.59
                              9.61
                              9.58
                              9.62
                              9.67
                              9.72
                              9.7
                              9.72
                              9.71
                              9.77
                              9.81
                              9.85
                              9.89
                              9.9
                              9.9
                              9.97
                              9.95
                              9.95
                              9.95
                              9.92
                              9.84
                              9.81
                              9.75
                              9.71
                              9.73
                              9.68
                              9.66
                              9.56
                              9.53
                              9.56
                              9.57
                              9.62
                              9.66
                              9.81
                              9.79
                              9.81
                              9.78
                              9.75
                              9.67
                              9.62
                              9.64
                              9.52
                              9.44
                              9.46
                              9.47
                              9.47
                              9.55
                              9.52
                              9.57
                              9.56
                              9.55
                              9.45
                              9.52
                              9.5
10/31/05                      9.58


FUND SNAPSHOT
------------------------------------
Share Price                    $9.58
------------------------------------
Net Asset Value               $10.15
------------------------------------
Premium/(Discount) to NAV     -5.62%
------------------------------------
Market Yield                   4.89%
------------------------------------
Taxable-Equivalent Yield1      6.79%
------------------------------------
Net Assets ($000)          1,979,396
------------------------------------
Average Effective Maturity
on Securities (Years)          19.38
------------------------------------
Modified Duration               5.92
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/17/87)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          8.25%         5.73%
------------------------------------
5-Year          8.30%         6.27%
------------------------------------
10-Year         6.21%         5.82%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
New York                       15.5%
------------------------------------
Illinois                       11.5%
------------------------------------
California                     10.4%
------------------------------------
Texas                           6.1%
------------------------------------
Indiana                         4.8%
------------------------------------
Michigan                        4.6%
------------------------------------
New Jersey                      4.4%
------------------------------------
Massachusetts                   3.0%
------------------------------------
Colorado                        2.9%
------------------------------------
South Carolina                  2.8%
------------------------------------
Missouri                        2.8%
------------------------------------
Wisconsin                       2.6%
------------------------------------
Louisiana                       2.2%
------------------------------------
Washington                      2.2%
------------------------------------
Georgia                         2.2%
------------------------------------
Nevada                          2.0%
------------------------------------
District of Columbia            1.9%
------------------------------------
Florida                         1.8%
------------------------------------
Pennsylvania                    1.6%
------------------------------------
Other                          14.7%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Healthcare                     19.6%
------------------------------------
Tax Obligation/Limited         16.8%
------------------------------------
U.S. Guaranteed                13.8%
------------------------------------
Transportation                 11.2%
------------------------------------
Utilities                      10.2%
------------------------------------
Tax Obligation/General          9.8%
------------------------------------
Consumer Staples                5.8%
------------------------------------
Other                          12.8%
------------------------------------


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing the Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2004 of $0.0622 per share.

Nuveen Municipal Income Fund, Inc.
NMI

Performance
     OVERVIEW As of October 31, 2005


Pie Chart:
CREDIT QUALITY
(as a % of  total investments)
AAA/U.S. Guaranteed              26%
AA                               10%
A                                12%
BBB                              34%
BB or Lower                       9%
NR                                9%


Bar Chart:
2004-2005 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov                            0.044
Dec                            0.044
Jan                            0.044
Feb                            0.044
Mar                            0.044
Apr                            0.044
May                            0.044
Jun                            0.044
Jul                            0.044
Aug                            0.044
Sep                            0.044
Oct                            0.044

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
11/1/04                       10.02
                              10
                              9.97
                              9.94
                              9.75
                              9.58
                              9.68
                              9.7
                              9.71
                              9.75
                              9.75
                              9.84
                              9.92
                              9.95
                              9.75
                              9.75
                              9.83
                              10.02
                              9.96
                              9.86
                              9.85
                              9.84
                              9.8
                              9.81
                              9.98
                              10.13
                              10.12
                              10.14
                              9.99
                              10.05
                              9.91
                              9.91
                              9.98
                              9.9
                              9.9
                              10.06
                              9.89
                              9.84
                              9.84
                              9.89
                              9.85
                              9.83
                              9.85
                              9.82
                              9.8
                              9.85
                              9.86
                              9.94
                              9.92
                              9.94
                              9.96
                              10.01
                              9.9
                              9.95
                              9.96
                              10.13
                              9.95
                              10.17
                              10.12
                              10.25
                              10.18
                              10.16
                              10.19
                              10.25
                              10.24
                              10.45
                              10.82
                              10.7
                              10.5
                              10.6
                              10.6
                              10.45
                              10.47
                              10.46
                              10.35
                              10.27
                              10.17
                              10.07
                              10.04
                              10.14
                              10.17
                              10.11
                              10.04
                              10.03
                              10.04
                              10.1
                              10.15
                              10.19
                              10
                              10.02
                              10
                              10.02
                              10.03
                              10.12
                              10.06
                              10.06
                              10.02
                              9.82
                              9.8
                              9.8
                              9.86
                              9.96
                              9.85
                              9.94
                              10.1
                              10.05
                              9.92
                              9.96
                              9.9
                              9.82
                              9.9
                              9.85
                              9.81
                              9.83
                              9.76
                              9.92
                              10.02
                              9.99
                              9.94
                              9.97
                              9.92
                              9.85
                              9.9
                              10.05
                              10.03
                              10.03
                              9.98
                              10.03
                              10.09
                              10.32
                              10.55
                              10.54
                              10.47
                              10.6
                              10.5
                              10.54
                              10.55
                              10.54
                              10.59
                              10.66
                              10.66
                              10.5
                              10.57
                              10.58
                              10.66
                              10.8
                              10.68
                              10.94
                              10.91
                              10.88
                              10.88
                              10.85
                              10.82
                              10.84
                              10.87
                              10.83
                              10.76
                              10.88
                              10.78
                              10.7
                              10.66
                              10.69
                              10.69
                              10.65
                              10.68
                              10.7
                              10.69
                              10.59
                              10.58
                              10.56
                              10.59
                              10.67
                              10.62
                              10.82
                              11
                              11.02
                              11.05
                              10.99
                              10.91
                              10.88
                              11.15
                              11.07
                              11.05
                              11.33
                              11.2
                              11.03
                              10.86
                              10.92
                              10.89
                              10.89
                              10.9
                              11.14
                              11.09
                              11.13
                              10.96
                              10.89
                              11.1
                              11.15
                              11.09
                              10.97
                              10.92
                              11.05
                              11.14
                              11.25
                              11.29
                              11.2
                              11.13
                              11.15
                              11.07
                              11.08
                              10.86
                              10.82
                              10.83
                              10.8
                              10.76
                              10.76
                              10.71
                              10.69
                              10.77
                              10.94
                              10.95
                              11.01
                              10.95
                              10.93
                              10.74
                              10.74
                              10.74
                              10.65
                              10.55
                              10.58
                              10.55
                              10.63
                              10.56
                              10.55
                              10.62
                              10.57
                              10.66
                              10.67
                              10.65
                              10.68
                              10.62
                              10.48
                              10.16
                              9.94
                              10.01
                              9.99
                              10.05
                              10.11
                              10.19
                              10.26
                              10.32
                              10.23
                              10.36
                              10.41
10/31/05                      10.56


FUND SNAPSHOT
------------------------------------
Share Price                   $10.56
------------------------------------
Net Asset Value               $10.86
------------------------------------
Premium/(Discount) to NAV     -2.76%
------------------------------------
Market Yield                   5.00%
------------------------------------
Taxable-Equivalent Yield1      6.94%
------------------------------------
Net Assets ($000)             88,147
------------------------------------
Average Effective Maturity
on Securities (Years)          16.63
------------------------------------
Modified Duration               5.24
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 4/20/88)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         10.21%         5.93%
------------------------------------
5-Year          4.37%         5.36%
------------------------------------
10-Year         5.39%         5.15%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     19.1%
------------------------------------
Illinois                        8.7%
------------------------------------
Texas                           7.8%
------------------------------------
New York                        6.6%
------------------------------------
Connecticut                     6.0%
------------------------------------
Colorado                        5.6%
------------------------------------
South Carolina                  5.2%
------------------------------------
Indiana                         4.2%
------------------------------------
Michigan                        3.9%
------------------------------------
Ohio                            3.4%
------------------------------------
Virginia                        3.3%
------------------------------------
Virgin Islands                  3.2%
------------------------------------
Pennsylvania                    3.0%
------------------------------------
Louisiana                       2.8%
------------------------------------
Tennessee                       2.6%
------------------------------------
Other                          14.6%
------------------------------------

SECTORS
(as a % of total investments)
------------------------------------
Utilities                      18.6%
------------------------------------
Healthcare                     16.9%
------------------------------------
Tax Obligation/Limited         12.6%
------------------------------------
U.S. Guaranteed                11.8%
------------------------------------
Tax Obligation/General         10.8%
------------------------------------
Consumer Staples                8.4%
------------------------------------
Education and Civic
   Organizations                7.2%
------------------------------------
Materials                       5.8%
------------------------------------
Other                           7.9%
------------------------------------


1 Taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing the Fund to investments that generate qualified dividend income, the taxable-equivalent yield is lower.

2 The Fund also paid shareholders a net ordinary income distribution in December 2004 of $0.0002 per share.

Shareholder
       MEETING REPORT

The Annual Shareholder Meeting was held on July 26, 2005 at The Northern Trust Bank, 50 S. LaSalle St., Chicago, Illinois.

                                                                                                                NUV             NMI
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE NEW INVESTMENT MANAGEMENT
AGREEMENT WAS REACHED AS FOLLOWS:

                                                                                                             Common          Common
                                                                                                             Shares          Shares
====================================================================================================================================
      For                                                                                               170,148,082       7,248,537
      Against                                                                                             1,478,926          43,177
      Abstain                                                                                             1,849,732          60,799
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                                             173,476,740       7,352,513
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
William C. Hunter
      For                                                                                               171,663,398       7,229,051
      Withhold                                                                                            1,813,342         123,462
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                                             173,476,740       7,352,513
====================================================================================================================================
David J. Kundert
      For                                                                                               171,647,633       7,229,254
      Withhold                                                                                            1,829,107         123,259
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                                             173,476,740       7,352,513
====================================================================================================================================
Eugene S. Sunshine
      For                                                                                               171,666,743       7,236,304
      Withhold                                                                                            1,809,997         116,209
------------------------------------------------------------------------------------------------------------------------------------
      Total                                                                                             173,476,740       7,352,513
====================================================================================================================================

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARD OF DIRECTORS AND SHAREHOLDERS
NUVEEN MUNICIPAL VALUE FUND, INC.
NUVEEN MUNICIPAL INCOME FUND, INC.


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. at October 31, 2005, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                               Ernst & Young LLP

Chicago, Illinois
December 14, 2005

                        Nuveen Municipal Value Fund, Inc. (NUV)
                        Portfolio of
                                INVESTMENTS October 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA  - 1.3%

$       1,240   Alabama Housing Finance Authority, Collateralized Home                4/08 at 102.00         Aaa     $    1,260,683
                 Mortgage Program Single Family Mortgage Revenue Bonds,
                 Series 1998A-2, 5.450%, 10/01/28 (Alternative Minimum Tax)

        5,000   Courtland Industrial Development Board, Alabama, Solid Waste         11/09 at 101.00        Baa2          5,354,950
                 Disposal Revenue Bonds, Champion International Paper
                 Corporation, Series 1999A, 6.700%, 11/01/29 (Alternative
                 Minimum Tax)

        1,750   Huntsville Healthcare Authority, Alabama, Revenue Bonds,              6/11 at 101.00          A2          1,832,267
                 Series 2001A, 5.750%, 6/01/31

        4,000   Jasper Medical Clinic Board, Alabama, Hospital Revenue                1/06 at 100.00        Baa2          4,045,400
                 Bonds, Walker Regional Medical Center Inc., Series 1993,
                 6.375%, 7/01/18

       12,000   Jefferson County, Alabama, Sewer Revenue Capital                      2/09 at 101.00         AAA         12,852,480
                 Improvement Warrants, Series 1999A, 5.375%, 2/01/36
                 (Pre-refunded to 2/01/09) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.5%

        3,335   Alaska Housing Finance Corporation, General Housing Purpose          12/14 at 100.00         AAA          3,411,872
                 Bonds, Series 2005A, 5.000%, 12/01/30 - FGIC Insured

        3,000   Anchorage, Alaska, General Obligation Bonds, Series 2003B,            9/13 at 100.00         AAA          3,126,480
                 5.000%, 9/01/23 - FGIC Insured

        2,800   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/10 at 100.00         BBB          2,949,436
                 Settlement Asset-Backed Bonds, Series 2000, 6.200%, 6/01/22


------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.2%

        4,900   Arizona Health Facilities Authority, Hospital System Revenue         11/09 at 100.00        Baa3          4,992,855
                 Bonds, Phoenix Children's Hospital, Series 1999A,
                 6.250%, 11/15/29

        1,400   Arizona Health Facilities Authority, Hospital System Revenue          2/12 at 101.00        Baa3          1,452,010
                 Bonds, Phoenix Children's Hospital, Series 2002A,
                 6.250%, 2/15/21

       13,100   Arizona Health Facilities Authority, Hospital Revenue Bonds,          7/10 at 101.00          A-         14,646,848
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20

        3,000   Phoenix Industrial Development Authority, Arizona, GNMA               4/15 at 100.00         Aaa          2,992,320
                 Collateralized Multifamily Housing Revenue Bonds, Park Lee
                 Apartments, Series 2004A, 5.050%, 10/20/44 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.8%

       10,460   Cabot School District 4, Lonoke County, Arkansas, General             8/08 at 100.00         Aaa         10,633,741
                 Obligation Refunding Bonds, Series 2003, 5.000%, 2/01/32 -
                 AMBAC Insured

          355   Conway, Arkansas, Sales and Use Tax Capital Improvement              12/06 at 101.00         AAA            365,810
                 Bonds, Series 1997A, 5.350%, 12/01/17 - FSA Insured

        2,750   Jefferson County, Arkansas, Pollution Control Revenue                12/05 at 100.00        Baa2          2,752,943
                 Refunding Bonds, Entergy Arkansas Inc., Series 1997,
                 5.600%, 10/01/17

        2,000   University of Arkansas, Fayetteville, Various Facilities Revenue     12/12 at 100.00         Aaa          2,048,420
                 Bonds, Series 2002, 5.000%, 12/01/32 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 10.3%

        7,310   California Educational Facilities Authority, Revenue Bonds,           10/09 at 39.19         Aaa          2,496,804
                 Loyola Marymount University, Series 2000, 0.000%, 10/01/24
                 (Pre-refunded to 10/01/09) - MBIA Insured

        6,830   California Infrastructure Economic Development Bank, Revenue         10/11 at 101.00          A-          6,952,872
                 Bonds, J. David Gladstone Institutes, Series 2001,
                 5.250%, 10/01/34

                California, General Obligation Bonds, Series 2003:
       14,600    5.250%, 2/01/28                                                      8/13 at 100.00           A         15,265,030
       11,250    5.000%, 2/01/33                                                      8/13 at 100.00           A         11,397,038

        7,500   California, General Obligation Bonds, Series 2004, 5.000%, 2/01/33    2/14 at 100.00           A          7,603,200


                                       14

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
$      10,000    5.125%, 5/01/19                                                      5/12 at 101.00          A2     $   10,488,200
       10,000    5.250%, 5/01/20                                                      5/12 at 101.00          A2         10,672,300

       17,155   California State Public Works Board, Lease Revenue Refunding         12/05 at 100.00         Aa2         17,169,925
                 Bonds, Various University of California Projects, Series 1993A,
                 5.500%, 6/01/21

       15,500   California Statewide Community Development Authority,                 4/09 at 101.00         BBB         15,759,625
                 Certificates of Participation, Internext Group, Series 1999,
                 5.375%, 4/01/17

        3,000   Capistrano Unified School District, Orange County, California,        9/09 at 102.00      N/R***          3,310,230
                 Special Tax Bonds, Community Facilities District 98-2 -
                 Ladera, Series 1999, 5.750%, 9/01/29 (Pre-refunded
                 to 9/01/09)

        6,005   Central California Joint Powers Health Finance Authority,             2/06 at 100.00        Baa2          5,987,345
                 Certificates of Participation, Community Hospitals of
                 Central California, Series 1993, 5.000%, 2/01/23

                Foothill/Eastern Transportation Corridor Agency, California,
                Toll Road Revenue Bonds, Series 1995A:
       30,000    0.000%, 1/01/22                                                        No Opt. Call         AAA         14,022,600
        2,500    6.000%, 1/01/34 (Pre-refunded to 1/01/07)                            1/07 at 100.00         AAA          2,585,375

        3,500   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          3,992,625
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

       33,150   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA         35,594,813
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2003B, 5.000%, 6/01/38 (Pre-refunded to 6/01/13) -
                 AMBAC Insured

                Golden State Tobacco Securitization Corporation, California,
                Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
        5,000    5.000%, 6/01/38 - FGIC Insured                                       6/15 at 100.00         AAA          5,108,650
        2,000    5.000%, 6/01/45                                                      6/15 at 100.00          A-          2,006,720

        9,000   Los Angeles Department of Water and Power, California,                7/11 at 100.00          AA          9,176,130
                 Waterworks Revenue Refunding Bonds, Series 2001A,
                 5.125%, 7/01/41

        4,000   Los Angeles Regional Airports Improvement Corporation,               12/12 at 102.00          B-          3,944,240
                 California, Sublease Revenue Bonds, Los Angeles International
                 Airport, American Airlines Inc. Terminal 4 Project, Series 2002C,
                 7.500%, 12/01/24 (Alternative Minimum Tax)

        8,000   Rancho Mirage Joint Powers Financing Authority, California,           7/14 at 100.00          A3          8,298,560
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.625%, 7/01/34

        7,300   San Diego County, California, Certificates of Participation,          9/09 at 101.00        Baa3          7,675,877
                 Burnham Institute, Series 1999, 6.250%, 9/01/29

        2,474   Yuba County Water Agency, California, Yuba River                      3/06 at 100.00        Baa3          2,458,785
                 Development Revenue Bonds, Pacific Gas and Electric
                 Company, Series 1966A, 4.000%, 3/01/16


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 2.8%

        1,800   Colorado Educational and Cultural Facilities Authority,               8/11 at 100.00         AAA          2,160,828
                 Charter School Revenue Bonds, Peak-to-Peak Charter School,
                 Series 2001, 7.625%, 8/15/31 (Pre-refunded to 8/15/11)

        2,100   Colorado Health Facilities Authority, Revenue Bonds, Catholic         3/12 at 100.00       AA***          2,282,826
                 Health Initiatives, Series 2002A, 5.500%, 3/01/32

          500   Colorado Health Facilities Authority, Revenue Bonds, Vail             1/12 at 100.00         BBB            526,425
                 Valley Medical Center, Series 2001, 5.750%, 1/15/22

        2,580   Colorado Health Facilities Authority, Revenue Bonds, Sisters         11/05 at 101.00          AA          2,603,323
                 of Charity Healthcare Systems Inc., Series 1994,
                 5.250%, 5/15/14

       18,915   Denver, Colorado, Airport System Revenue Refunding Bonds,            11/13 at 100.00         AAA         19,399,035
                 Series 2003B, 5.000%, 11/15/33 - XLCA Insured

        5,000   E-470 Public Highway Authority, Colorado, Senior Revenue              9/10 at 102.00         AAA          5,520,900
                 Bonds, Series 2000A, 5.750%, 9/01/35 - MBIA Insured

                E-470 Public Highway Authority, Colorado, Senior Revenue
                Bonds, Series 2000B:
       39,700    0.000%, 9/01/28 (Pre-refunded to 9/01/10) - MBIA Insured              9/10 at 31.42         AAA         10,362,494
       15,000    0.000%, 9/01/32 - MBIA Insured                                         No Opt. Call         AAA          3,901,650

       10,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,           No Opt. Call         AAA          1,938,700
                 Series 2004B, 0.000%, 3/01/36 - MBIA Insured


                                       15

                        Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$       1,450   Northwest Parkway Public Highway Authority, Colorado,                 6/11 at 102.00         AAA     $    1,592,086
                 Revenue Bonds, Senior Series 2001A, 5.500%, 6/15/19 -
                 AMBAC Insured

        7,000   Northwest Parkway Public Highway Authority, Colorado,                 6/16 at 100.00         AAA          5,797,260
                 Revenue Bonds, Senior Series 2001C, 0.000%, 6/15/21 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.8%

                Washington Convention Center Authority, District of Columbia,
                Senior Lien Dedicated Tax Revenue Bonds, Series 1998:
        2,500    5.250%, 10/01/15 - AMBAC Insured                                    10/08 at 101.00         AAA          2,640,325
       33,555    4.750%, 10/01/28 - AMBAC Insured                                    10/08 at 100.00         AAA         33,344,946


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.7%

        4,000   Escambia County Health Facilities Authority, Florida, Revenue        11/12 at 101.00          AA          4,311,160
                 Bonds, Ascension Health Credit Group, Series 2002C,
                 5.750%, 11/15/32

       10,690   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue         10/11 at 100.00         AAA         10,922,721
                 Bonds, Series 2001, 5.000%, 10/01/30 - AMBAC Insured

        4,880   Lee County, Florida, Airport Revenue Bonds, Series 2000A,            10/10 at 101.00         AAA          5,328,179
                 6.000%, 10/01/32 (Alternative Minimum Tax) - FSA Insured

        5,000   Orange County Health Facilities Authority, Florida, Hospital         10/09 at 101.00           A          5,250,450
                 Revenue Bonds, Orlando Regional Healthcare System,
                 Series 1999E, 6.000%, 10/01/26

        8,250   Orange County School Board, Florida, Certificates of                  8/12 at 100.00         AAA          8,480,010
                 Participation, Series 2002A, 5.000%, 8/01/27 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.1%

        2,500   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                 5/12 at 100.00         AAA          2,556,350
                 Series 2001A, 5.000%, 11/01/33 - MBIA Insured

       10,040   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                 5/09 at 101.00         AAA         10,225,840
                 Series 1999A, 5.000%, 11/01/38 - FGIC Insured

        4,000   Augusta, Georgia, Water and Sewerage Revenue Bonds,                  10/14 at 100.00         AAA          4,225,120
                 Series 2004, 5.250%, 10/01/39 - FSA Insured

                Coffee County Hospital Authority, Georgia, Revenue Anticipation
                Certificates, Coffee Regional Medical Center Inc., Series 1997A:
          500    6.250%, 12/01/06                                                       No Opt. Call         AAA            514,880
       21,100    6.750%, 12/01/26 (Pre-refunded to 12/01/06)                         12/06 at 102.00         AAA         22,245,730

        2,250   Royston Hospital Authority, Georgia, Revenue Anticipation             7/09 at 102.00         N/R          2,092,140
                 Certificates, Ty Cobb Healthcare System Inc., Series 1999,
                 6.500%, 7/01/27


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.4%

        7,500   Hawaii, General Obligation Bonds, Series 2003DA,                      9/13 at 100.00         AAA          8,060,475
                 5.250%, 9/01/23 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 11.3%

        2,060   Aurora, Illinois, Golf Course Revenue Bonds, Series 2000,             1/10 at 100.00          A+          2,217,260
                 6.375%, 1/01/20

                Chicago, Illinois, General Obligation Bonds, Series 2002A:
        9,715    5.625%, 1/01/39 (Pre-refunded to 7/01/12) - AMBAC Insured            7/12 at 100.00         AAA         10,789,188
          285    5.625%, 1/01/39 - AMBAC Insured                                      7/12 at 100.00         AAA            311,152

        2,425   Chicago Board of Education, Illinois, Unlimited Tax General          12/07 at 102.00         AAA          2,549,669
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997A,
                 5.250%, 12/01/22 - AMBAC Insured

       15,000   Chicago Board of Education, Illinois, Unlimited Tax General             No Opt. Call         AAA          5,899,800
                 Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
                 0.000%, 12/01/24 - FGIC Insured

        5,000   Chicago Housing Authority, Illinois, Revenue Bonds, Capital           7/12 at 100.00          AA          5,287,300
                 Fund Program, Series 2001, 5.375%, 7/01/18

        1,125   Chicago Greater Metropolitan Sanitary District, Illinois, General       No Opt. Call         Aaa          1,265,906
                 Obligation Capital Improvement Bonds, Series 1991,
                 7.000%, 1/01/11

        2,575   Chicago, Illinois, Second Lien Passenger Facility Charge              1/11 at 101.00         AAA          2,619,496
                 Revenue Bonds, O'Hare International Airport, Series 2001C,
                 5.100%, 1/01/26 (Alternative Minimum Tax) - AMBAC Insured


                                       16

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       3,020   Cook County High School District 209, Proviso Township,              12/16 at 100.00         AAA     $    2,829,861
                 Illinois, General Obligation Bonds, Series 2004,
                 0.000%, 12/01/19 - FSA Insured

        2,000   DuPage County Community School District 200, Wheaton,                11/13 at 100.00         Aaa          2,151,580
                 Illinois, General Obligation Bonds, Series 2003B,
                 5.250%, 11/01/20 - FSA Insured

        5,000   Illinois Development Finance Authority, Gas Supply Revenue           11/13 at 101.00         AAA          5,050,800
                 Bonds, Peoples Gas, Light and Coke Company, Series 2003E,
                 4.875%, 11/01/38 (Alternative Minimum Tax) (Mandatory put
                 11/01/18) - AMBAC Insured

       28,030   Illinois Development Finance Authority, Local Government                No Opt. Call         Aaa         15,243,835
                 Program Revenue Bonds, Kane, Cook and DuPage Counties
                 School District U46 - Elgin, Series 2002, 0.000%, 1/01/19 -
                 FSA Insured

                Illinois Development Finance Authority, Revenue Bonds,
                Presbyterian Home of Lake Forest, Series 1996B:
        6,495    6.400%, 9/01/31 (Pre-refunded to 9/01/06)                            9/06 at 102.00         AAA          6,802,084
          990    6.400%, 9/01/31 - FSA Insured                                        9/06 at 102.00         AAA          1,032,926

        1,800   Illinois Development Finance Authority, Local Government                No Opt. Call         Aaa            973,890
                 Program Revenue Bonds, Winnebago and Boone Counties
                 School District 205 - Rockford, Series 2000, 0.000%, 2/01/19 -
                 FSA Insured

        3,180   Illinois Development Finance Authority, Revenue Bonds,               12/21 at 100.00         BBB          3,279,629
                 Chicago Charter School Foundation, Series 2002A,
                 6.250%, 12/01/32

        8,000   Illinois Development Finance Authority, Revenue Bonds,                9/11 at 100.00         AAA          8,204,000
                 Illinois Wesleyan University, Series 2001, 5.125%, 9/01/35 -
                 AMBAC Insured

        5,000   Illinois Finance Authority, Revenue Bonds, Northwestern               8/14 at 100.00         AA+          5,259,150
                 Memorial Hospital, Series 2004A, 5.500%, 8/15/43

       18,015   Illinois Health Facilities Authority, Revenue Bonds,                 11/05 at 100.00         AAA         18,037,158
                 Rush-Presbyterian St. Luke's Medical Center Obligated
                 Group, Series 1993, 5.250%, 11/15/20 - MBIA Insured

        4,350   Illinois Health Facilities Authority, Revenue Bonds, South              No Opt. Call        A***          5,233,398
                 Suburban Hospital, Series 1992, 7.000%, 2/15/18

        8,145   Illinois Health Facilities Authority, Revenue Bonds, Sherman          8/07 at 101.00         AAA          8,420,708
                 Health Systems, Series 1997, 5.250%, 8/01/22 -
                 AMBAC Insured

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/10 at 101.00        Baa2         16,032,450
                 Medical Center, Series 2000, 6.500%, 5/15/30

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Edward           2/11 at 101.00         AAA         15,508,800
                 Hospital Obligated Group, Series 2001B, 5.250%, 2/15/34 -
                 FSA Insured

        5,000   Illinois Sports Facility Authority, State Tax Supported Bonds,        6/15 at 101.00         AAA          4,188,750
                 Series 2001, 0.000%, 6/15/30 - AMBAC Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 1992A:
       18,955    0.000%, 6/15/17 - FGIC Insured                                         No Opt. Call         AAA         11,199,751
       12,830    0.000%, 6/15/18 - FGIC Insured                                         No Opt. Call         AAA          7,186,340

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 1994B:
        7,250    0.000%, 6/15/18 - MBIA Insured                                         No Opt. Call         AAA          4,060,870
        3,385    0.000%, 6/15/21 - MBIA Insured                                         No Opt. Call         AAA          1,618,335
        5,190    0.000%, 6/15/28 - MBIA Insured                                         No Opt. Call         AAA          1,709,430
       10,975    0.000%, 6/15/29 - FGIC Insured                                         No Opt. Call         AAA          3,441,650

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project,
                Series 1996A:
       16,550    0.000%, 12/15/21 - MBIA Insured                                        No Opt. Call         AAA          7,727,692
        1,650    5.250%, 6/15/27 - AMBAC Insured                                      6/06 at 102.00         AAA          1,697,636

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
       10,000    0.000%, 6/15/24 - MBIA Insured                                       6/22 at 101.00         AAA          5,998,000
       21,375    0.000%, 6/15/34 - MBIA Insured                                         No Opt. Call         AAA          5,142,398
       21,000    0.000%, 12/15/35 - MBIA Insured                                        No Opt. Call         AAA          4,688,880
       20,000    0.000%, 6/15/36 - MBIA Insured                                         No Opt. Call         AAA          4,349,200
       22,055    0.000%, 6/15/39 - MBIA Insured                                         No Opt. Call         AAA          4,097,819
        2,150    5.250%, 6/15/42 - MBIA Insured                                       6/12 at 101.00         AAA          2,216,435


                                       17

                        Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project,
                Series 2002B:
$       3,775    0.000%, 6/15/20 - MBIA Insured                                       6/17 at 101.00         AAA     $    2,901,503
        2,950    0.000%, 6/15/21 - MBIA Insured                                       6/17 at 101.00         AAA          2,262,355

          720   Tri-City Regional Port District, Illinois, Port and Terminal            No Opt. Call         N/R            737,748
                 Facilities Revenue Refunding Bonds, Dock 2 Enhancement
                 Project, Series 1998B, 5.875%, 7/01/08 (Alternative
                 Minimum Tax)

        1,060   Tri-City Regional Port District, Illinois, Port and Terminal            No Opt. Call         N/R          1,056,078
                 Facilities Revenue Refunding Bonds, Delivery Network
                 Project, Series 2003A, 4.900%, 7/01/14 (Alternative
                 Minimum Tax)

                Will County Community School District 161, Summit Hill,
                Illinois, Capital Appreciation School Bonds, Series 1999:
          720    0.000%, 1/01/18 - FGIC Insured                                         No Opt. Call         Aaa            414,518
        1,575    0.000%, 1/01/18 - FGIC Insured                                         No Opt. Call         Aaa            901,373


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.7%

       10,000   Indiana Bond Bank, State Revolving Fund Program Bonds,                2/13 at 101.00         AAA         10,945,600
                 Series 2001A, 5.375%, 2/01/19

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue         3/14 at 100.00         AAA          2,110,120
                 Bonds, Deaconess Hospital Inc., Series 2004A,
                 5.375%, 3/01/34 - AMBAC Insured

       10,520   Indiana Health Facility Financing Authority, Hospital Revenue        11/07 at 102.00         AAA         11,053,890
                 Bonds, Sisters of St. Francis Health Services Inc.,
                 Series 1997A, 5.375%, 11/01/27 - MBIA Insured

       17,105   Indiana Health Facility Financing Authority, Hospital Revenue         2/07 at 102.00          A+         17,803,739
                 Bonds, Clarian Health Partners Inc., Series 1996A,
                 6.000%, 2/15/21

       20,000   Indiana Transportation Finance Authority, Highway Revenue             6/13 at 100.00         AAA         20,564,600
                 Bonds, Series 2003A, 5.000%, 6/01/28 - FSA Insured

                Indianapolis Local Public Improvement Bond Bank, Indiana,
                Series 1999E:
       12,500    0.000%, 2/01/21 - AMBAC Insured                                        No Opt. Call         AAA          6,019,000
       14,595    0.000%, 2/01/27 - AMBAC Insured                                        No Opt. Call         AAA          5,063,881

        5,000   Mooresville School Building Corporation, Morgan County,               1/09 at 102.00         AAA          5,277,350
                 Indiana, First Mortgage Bonds, Series 1998,
                 5.000%, 7/15/15 - FSA Insured

       13,100   Noblesville, Indiana, Revenue Bonds, Catholic High School             7/13 at 101.00         N/R         13,518,152
                 Corporation, Series 2003, 5.750%, 7/01/22


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.5%

        3,500   Iowa Higher Education Loan Authority, Private College Facility       10/12 at 100.00           A          3,645,740
                 Revenue Bonds, Wartburg College, Series 2002,
                 5.500%, 10/01/33 - ACA Insured

        6,160   Iowa Tobacco Settlement Authority, Tobacco Settlement                 6/11 at 101.00         BBB          6,335,314
                 Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.5%

       10,000   Kansas Department of Transportation, Highway Revenue                  3/14 at 100.00         AA+         10,481,800
                 Bonds, Series 2004A, 5.000%, 3/01/22


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.1%

        1,755   Greater Kentucky Housing Assistance Corporation,                      1/06 at 100.00         AAA          1,756,720
                 FHA-Insured Section 8 Mortgage Revenue Refunding
                 Bonds, Series 1997A, 6.100%, 1/01/24 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.2%

        1,000   East Baton Rouge Parish, Louisiana, Revenue Refunding                 3/08 at 102.00         Ba2            995,520
                 Bonds, Georgia Pacific Corporation Project, Series 1998,
                 5.350%, 9/01/11 (Alternative Minimum Tax)

        5,150   Louisiana Public Facilities Authority, Hospital Revenue               8/15 at 100.00          A+          5,242,288
                 Bonds, Franciscan Missionaries of Our Lady Health System,
                 Series 2005A, 5.250%, 8/15/32

       13,385   Louisiana Public Facilities Authority, Hospital Revenue              11/05 at 100.00         AAA         15,348,713
                 Refunding Bonds, Southern Baptist Hospital, Series 1986,
                 8.000%, 5/15/12

       20,880   Tobacco Settlement Financing Corporation, Louisiana,                  5/11 at 101.00         BBB         21,787,445
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                 5.875%, 5/15/39


                                       18

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.7%

$       4,585   Maryland Community Development Administration,                        3/07 at 101.50         Aa2     $    4,707,649
                 Residential Revenue Bonds, Series 1997B, 5.875%, 9/01/25
                 (Alternative Minimum Tax)

        3,500   Maryland Energy Financing Administration, Revenue Bonds,              9/07 at 100.00         N/R          3,553,585
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)

        4,600   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00        Baa1          4,773,190
                 Revenue Bonds, MedStar Health, Series 2004, 5.500%, 8/15/33


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.0%

       10,000   Massachusetts Bay Transportation Authority, Senior Sales              7/12 at 100.00         AAA         10,241,200
                 Tax Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/32

        1,720   Massachusetts Development Finance Agency, Resource                   12/08 at 102.00         BBB          1,724,506
                 Recovery Revenue Bonds, Ogden Haverhill Associates,
                 Series 1998B, 5.100%, 12/01/12 (Alternative Minimum Tax)

        4,340   Massachusetts Health and Educational Facilities Authority,           11/11 at 101.00          AA          4,483,524
                 Revenue Bonds, Cape Cod Health Care Inc., Series 2001C,
                 5.250%, 11/15/31 - RAAI Insured

                Massachusetts Health and Educational Facilities Authority,
                Revenue Bonds, Northern Berkshire Community Services Inc.,
                Series 2004B:
        1,340    6.250%, 7/01/24                                                      7/14 at 100.00         BB-          1,406,062
        1,000    6.375%, 7/01/34                                                      7/14 at 100.00         BB-          1,047,300

       17,400   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102.00         AAA         17,604,450
                 System Revenue Bonds, Senior Series 1997A,
                 5.000%, 1/01/37 - MBIA Insured

        8,000   Massachusetts Turnpike Authority, Metropolitan Highway                1/07 at 102.00         AAA          8,212,560
                 System Revenue Bonds, Subordinate Series 1997B,
                 5.125%, 1/01/37 - MBIA Insured

        7,405   Massachusetts Turnpike Authority, Metropolitan Highway                1/09 at 101.00         AAA          7,465,425
                 System Revenue Bonds, Subordinate Series 1999A,
                 5.000%, 1/01/39 - AMBAC Insured

                Massachusetts Water Pollution Abatement Trust, Pooled
                Loan Program Bonds, Series 6:
        1,750    5.500%, 8/01/30 (Pre-refunded to 8/01/10)                            8/10 at 101.00         AAA          1,909,285
        4,250    5.500%, 8/01/30                                                      8/10 at 101.00         AAA          4,587,153


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 4.5%

        6,000   Dearborn Hospital Finance Authority, Michigan, Hospital               2/06 at 101.00         AAA          6,067,200
                 Revenue Refunding Bonds, Oakwood Obligated Group,
                 Series 1994A, 5.250%, 8/15/21 - MBIA Insured

       10,390   Detroit Local Development Finance Authority, Michigan,                5/09 at 101.00         BB-          9,885,566
                 Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21

       14,000   Detroit, Michigan, Second Lien Sewerage Disposal System               7/15 at 100.00         AAA         14,448,700
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/35 -
                 MBIA Insured

        5,240   Michigan Municipal Bond Authority, Clean Water Revolving             10/12 at 100.00         AAA          5,634,467
                 Fund Revenue Refunding Bonds, Series 2002,
                 5.250%, 10/01/19

                Michigan Municipal Bond Authority, Public School Academy
                Revenue Bonds, Detroit Academy of Arts and Sciences Charter
                School, Series 2001A:
        1,700    7.500%, 10/01/12                                                    10/09 at 102.00         Ba1          1,797,274
        5,000    7.900%, 10/01/21                                                    10/09 at 102.00         Ba1          5,419,850
        3,500    8.000%, 10/01/31                                                    10/09 at 102.00         Ba1          3,791,935

                Michigan State Hospital Finance Authority, Revenue Refunding
                Bonds, Detroit Medical Center Obligated Group, Series 1993A:
        1,000    6.250%, 8/15/13                                                      2/06 at 100.00         BB-          1,000,340
       12,925    6.500%, 8/15/18                                                      2/06 at 100.00         BB-         12,930,946

       22,235   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101.00         BB-         20,745,255
                 Bonds, Detroit Medical Center Obligated Group,
                 Series 1998A, 5.250%, 8/15/28

        7,200   Michigan Strategic Fund, Limited Obligation Resource                 12/12 at 100.00         AAA          7,481,088
                 Recovery Revenue Refunding Bonds, Detroit Edison Company,
                 Series 2002D, 5.250%, 12/15/32 - XLCA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.1%

        1,750   Breckenridge, Minnesota, Revenue Bonds, Catholic Health               5/14 at 100.00          AA          1,790,128
                 Initiatives, Series 2004A, 5.000%, 5/01/30


                                       19


                        Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA (continued)

$         465   Minnesota Housing Finance Agency, Rental Housing Bonds,               2/06 at 101.00         AAA     $      472,394
                 Series 1995D, 5.900%, 8/01/15 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 2.7%

        2,000   Missouri-Illinois Metropolitan District Bi-State Development         10/13 at 100.00         AAA          2,058,520
                 Agency, Mass Transit Sales Tax Appropriation Bonds,
                 Metrolink Cross County Extension Project, Series 2002B,
                 5.000%, 10/01/32 - FSA Insured

       40,000   Missouri Health and Educational Facilities Authority, Revenue         5/13 at 100.00          AA         41,526,000
                 Bonds, BJC Health System, Series 2003, 5.250%, 5/15/32

        4,000   Sugar Creek, Missouri, Industrial Development Revenue Bonds,          6/13 at 101.00         BBB          4,139,960
                 Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37
                 (Alternative Minimum Tax)

                West Plains Industrial Development Authority, Missouri, Hospital
                Facilities Revenue Bonds, Ozark Medical Center, Series 1997:
        1,750    5.500%, 11/15/12                                                    11/07 at 101.00         BB+          1,779,365
        1,000    5.600%, 11/15/17                                                    11/07 at 101.00         BB+          1,003,910

        3,075   West Plains Industrial Development Authority, Missouri,              11/09 at 101.00         BB+          3,211,868
                 Hospital Facilities Revenue Bonds, Ozark Medical Center,
                 Series 1999, 6.750%, 11/15/24


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.2%

        3,750   Forsyth, Rosebud County, Montana, Pollution Control Revenue           3/13 at 101.00         AAA          3,853,950
                 Refunding Bonds, Puget Sound Energy, Series 2003A,
                 5.000%, 3/01/31 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 1.9%

        2,500   Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe             9/13 at 100.00          AA          2,539,300
                 Hospital, Series 2003A, 5.125%, 9/01/29 - RAAI Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                2000:
       15,095    0.000%, 1/01/24 - AMBAC Insured                                        No Opt. Call         AAA          6,121,928
       11,000    0.000%, 1/01/25 - AMBAC Insured                                        No Opt. Call         AAA          4,218,060
        2,000    5.625%, 1/01/32 - AMBAC Insured                                      1/10 at 102.00         AAA          2,168,660
       22,010    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA         22,745,574


------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 4.3%

       23,625   New Jersey Economic Development Authority, Special Facilities         9/09 at 101.00           B         19,163,655
                 Revenue Bonds, Continental Airlines Inc., Series 1999,
                 6.250%, 9/15/29 (Alternative Minimum Tax)

        9,000   New Jersey Economic Development Authority, Special Facilities        11/10 at 101.00           B          7,778,070
                 Revenue Bonds, Continental Airlines Inc., Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

                New Jersey Health Care Facilities Financing Authority, Revenue
                Bonds, Trinitas Hospital Obligated Group, Series 2000:
          250    7.375%, 7/01/15                                                      7/10 at 101.00        BBB-            281,220
       11,200    7.500%, 7/01/30                                                      7/10 at 101.00        BBB-         12,462,688

        7,500   New Jersey Transportation Trust Fund Authority, Transportation        6/13 at 100.00         AAA          8,315,100
                 System Bonds, Series 2003C, 5.500%, 6/15/24
                 (Pre-refunded to 6/15/13)

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
        1,490    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA          1,746,161
          105    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA            123,296
          310    6.500%, 1/01/16 - MBIA Insured                                         No Opt. Call         AAA            362,461

       26,680   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         BBB         28,001,727
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/42

        7,015   Tobacco Settlement Financing Corporation, New Jersey,                 6/13 at 100.00         BBB          7,755,714
                 Tobacco Settlement Asset-Backed Bonds, Series 2003,
                 6.250%, 6/01/43


------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.6%

        1,500   University of New Mexico, Revenue Refunding Bonds,                      No Opt. Call          AA          1,744,860
                 Series 1992A, 6.000%, 6/01/21

        9,600   University of New Mexico, Subordinate Lien Revenue                    6/12 at 100.00          AA          9,801,984
                 Refunding and Improvement Bonds, Series 2002A,
                 5.000%, 6/01/32


                                       20

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 15.2%

$       5,360   East Rochester Housing Authority, New York, FHA-Insured               8/07 at 102.00         AAA     $    5,670,612
                 Mortgage Revenue Bonds, St. John's Meadows Project,
                 Series 1997A, 5.600%, 8/01/17 - MBIA Insured

       11,000   Long Island Power Authority, New York, Electric System                6/08 at 101.00         AAA         11,546,700
                 General Revenue Bonds, Series 1998A, 5.250%, 12/01/26 -
                 MBIA Insured

       15,500   Long Island Power Authority, New York, Electric System                9/11 at 100.00          A-         16,507,810
                 General Revenue Bonds, Series 2001A, 5.375%, 9/01/25

       39,610   New York City, New York, General Obligation Bonds,                   10/07 at 101.00         Aaa         42,154,943
                 Fiscal Series 1997G, 6.000%, 10/15/26 (Pre-refunded
                 to 10/15/07)

                New York City, New York, General Obligation Bonds, Fiscal
                Series 1997E:
        8,720    6.000%, 8/01/16 (Pre-refunded to 8/01/06)                            8/06 at 101.50       A+***          9,042,378
        1,280    6.000%, 8/01/16                                                      8/06 at 101.50          A+          1,322,637

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2003J:
       15,000    5.500%, 6/01/21                                                      6/13 at 100.00          A+         16,108,500
       10,000    5.500%, 6/01/22                                                      6/13 at 100.00          A+         10,712,300

        5,000   New York City, New York, General Obligation Bonds, Fiscal             2/06 at 101.50       A+***          5,110,650
                 Series 1996G, 5.750%, 2/01/14 (Pre-refunded to 2/01/06)

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2004C:
        8,000    5.250%, 8/15/24                                                      8/14 at 100.00          A+          8,422,160
        6,000    5.250%, 8/15/25                                                      8/14 at 100.00          A+          6,316,620

                New York City, New York, General Obligation Bonds, Fiscal
                Series 1998D:
        4,075    5.500%, 8/01/10 (Pre-refunded to 8/01/07)                            8/07 at 101.00       A+***          4,281,480
        9,320    5.500%, 8/01/10                                                      8/07 at 101.00          A+          9,722,251

                New York City Municipal Water Finance Authority, New York, Water
                and Sewerage System Revenue Bonds, Fiscal Series 1996B:
        5,280    5.750%, 6/15/26 (Pre-refunded to 6/15/06) - MBIA Insured             6/06 at 101.00         AAA          5,422,930
        9,720    5.750%, 6/15/26 - MBIA Insured                                       6/06 at 101.00         AAA          9,977,094

        5,500   New York City Municipal Water Finance Authority, New York,           12/14 at 100.00         AAA          5,669,565
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005B, 5.000%, 6/15/36 - FSA Insured

       10,000   New York City Industrial Development Agency, New York,                8/12 at 101.00          B-         10,137,200
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative
                 Minimum Tax)

        5,200   Dormitory Authority of the State of New York, New York City,          5/10 at 101.00       A+***          5,782,088
                 Lease Revenue Bonds, Court Facilities, Series 1999,
                 6.000%, 5/15/39 (Pre-refunded to 5/15/10)

        2,625   Dormitory Authority of the State of New York, Revenue Bonds,          7/08 at 100.00         Ba1          2,654,243
                 Mount Sinai NYU Health, Series 2000C, 5.500%, 7/01/26

        2,500   Dormitory Authority of the State of New York, Revenue Bonds,          7/08 at 100.00         Ba1          2,527,850
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 5.500%, 7/01/26

        8,500   Dormitory Authority of the State of New York, FHA-Insured             2/14 at 100.00         AAA          8,770,640
                 Mortgage Revenue Bonds, Kaleida Health, Series 2004,
                 5.050%, 2/15/25

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 1999D:
        6,490    5.250%, 2/15/29 (Pre-refunded to 8/15/09)                            8/09 at 101.00      AA-***          6,981,033
           65    5.250%, 2/15/29 (Pre-refunded to 8/15/09)                            8/09 at 101.00      AA-***             69,918
          445    5.250%, 2/15/29                                                      8/09 at 101.00         AA-            460,312

        6,585   New York State Medical Care Facilities Finance Agency,                2/06 at 100.00         Aa2          6,709,522
                 FHA-Insured Mortgage Revenue Bonds, St. Luke's-Roosevelt
                 Hospital Center, Series 1993A, 5.600%, 8/15/13

        8,500   New York State Power Authority, General Revenue Bonds,               11/10 at 100.00         Aa2          8,871,960
                 Series 2000A, 5.250%, 11/15/40

        2,500   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA          2,749,450
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 6.250%, 12/01/10 (Alternative Minimum Tax) - MBIA Insured

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
       10,000    5.500%, 6/01/17                                                      6/11 at 100.00         AA-         10,761,700
       26,190    5.500%, 6/01/18                                                      6/12 at 100.00         AA-         28,325,009
       33,810    5.500%, 6/01/19                                                      6/13 at 100.00         AA-         36,855,605


                                       21

                        Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.9%

$       1,500   Charlotte, North Carolina, Certificates of Participation,             6/13 at 100.00         AA+     $    1,526,460
                 Governmental Facilities Projects, Series 2003G,
                 5.000%, 6/01/33

        2,500   North Carolina Eastern Municipal Power Agency, Power                  1/13 at 100.00         BBB          2,534,225
                 System Revenue Refunding Bonds, Series 2003D,
                 5.125%, 1/01/26

        1,105   North Carolina Eastern Municipal Power Agency, Power                  1/07 at 102.00         AAA          1,157,167
                 System Revenue Refunding Bonds, Series 1996A,
                 5.700%, 1/01/13 - MBIA Insured

       10,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/10 at 101.00          A3         10,964,200
                 Revenue Bonds, Series 1999B, 6.500%, 1/01/20

        1,500   North Carolina Infrastructure Finance Corporation,                    2/14 at 100.00         AA+          1,558,440
                 Certificates of Participation, Correctional Facilities,
                 Series 2004A, 5.000%, 2/01/20


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.2%

        3,000   Columbus City School District, Franklin County, Ohio,                 6/13 at 100.00         AAA          3,084,690
                 General Obligation Bonds, Series 2003, 5.000%, 12/01/31 -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 1.0%

        4,450   Central Oklahoma Transportation and Parking Authority,                7/06 at 100.00         AAA          4,515,549
                 Oklahoma City, Parking System Revenue Refunding Bonds,
                 Series 1996, 5.250%, 7/01/16 (Pre-refunded to 7/01/06) -
                 FSA Insured

       15,000   Oklahoma Development Finance Authority, Revenue Bonds,                2/14 at 100.00          AA         15,313,650
                 St. John Health System, Series 2004, 5.125%, 2/15/31


------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.1%

        2,500   Clackamas County Hospital Facility Authority, Oregon,                 5/11 at 101.00          AA          2,613,250
                 Revenue Refunding Bonds, Legacy Health System,
                 Series 2001, 5.250%, 5/01/21


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.5%

        4,500   Pennsylvania Higher Educational Facilities Authority,                 7/08 at 100.00          AA          4,504,860
                 Revenue Bonds, University of Pennsylvania, Series 1998,
                 4.500%, 7/15/21

        6,500   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/14 at 100.00         AAA          7,093,905
                 Series 2004A, 5.500%, 12/01/31 - AMBAC Insured

        8,000   Philadelphia School District, Pennsylvania, General Obligation        6/14 at 100.00         AAA          8,294,720
                 Bonds, Series 2004D, 5.125%, 6/01/34 - FGIC Insured

       10,075   State Public School Building Authority, Pennsylvania, Lease           6/13 at 100.00         AAA         10,333,424
                 Revenue Bonds, Philadelphia School District, Series 2003,
                 5.000%, 6/01/33 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 1.1%

        5,000   Puerto Rico, General Obligation Bonds, Series 2000B,                  7/10 at 100.00         AAA          5,438,950
                 5.625%, 7/01/19 - MBIA Insured

       10,000   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA         10,841,000
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

        5,450   Puerto Rico Industrial, Tourist, Educational, Medical and             6/10 at 101.00        Baa3          5,862,347
                 Environmental Control Facilities Financing Authority,
                 Co-Generation Facility Revenue Bonds, Series 2000A,
                 6.625%, 6/01/26 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 1.2%

        6,250   Rhode Island Health and Educational Building Corporation,             5/07 at 102.00         AAA          6,508,000
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group,
                 Series 1996, 5.250%, 5/15/26 - MBIA Insured

       16,000   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB         16,939,360
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.7%

        7,000   Dorchester County School District 2, South Carolina,                 12/14 at 100.00           A          7,177,590
                 Installment Purchase Revenue Bonds, GROWTH,
                 Series 2004, 5.250%, 12/01/29

        3,000   Myrtle Beach, South Carolina, Hospitality and Accommodation           6/14 at 100.00         AAA          3,075,840
                 Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 -
                 FGIC Insured

        8,475   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         BBB          8,422,794
                 Revenue Refunding Bonds, Series 1986, 5.000%, 1/01/25


                                       22

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA (continued)

$      20,750   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00          A-     $   21,730,230
                 Economic Development Revenue Bonds, Bon Secours
                 Health System Inc., Series 2002A, 5.625%, 11/15/30

        8,000   South Carolina JOBS Economic Development Authority,                  12/10 at 102.00     Baa2***          9,529,440
                 Hospital Revenue Bonds, Palmetto Health Alliance,
                 Series 2000A, 7.375%, 12/15/21 (Pre-refunded to 12/15/10)

        4,215   Spartanburg Sanitary Sewer District, South Carolina, Sewer            3/14 at 100.00         AAA          4,328,889
                 System Revenue Bonds, Series 2003B, 5.000%, 3/01/38 -
                 MBIA Insured

          110   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB            116,729
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.3%

                Knox County Health, Educational and Housing Facilities Board,
                Tennessee, Hospital Revenue Bonds, Baptist Health System
                of East Tennessee Inc., Series 2002:
        3,000    6.375%, 4/15/22                                                      4/12 at 101.00        Baa3          3,159,630
        2,500    6.500%, 4/15/31                                                      4/12 at 101.00        Baa3          2,634,750


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 6.0%

       13,000   Alliance Airport Authority, Texas, Special Facilities Revenue        12/05 at 100.00         CCC          9,819,030
                 Bonds, American Airlines Inc., Series 1990, 7.500%, 12/01/29
                 (Alternative Minimum Tax)

        1,900   Alliance Airport Authority, Texas, Special Facilities Revenue         4/06 at 102.00         BBB          1,957,095
                 Bonds, FedEx Inc., Series 1996, 6.375%, 4/01/21
                 (Alternative Minimum Tax)

                Austin, Texas, Combined Utility System Revenue Bonds,
                Series 1992A:
        5,440    12.500%, 11/15/07 - MBIA Insured                                       No Opt. Call         AAA          6,420,179
       18,825    12.500%, 11/15/07 - MBIA Insured                                       No Opt. Call         AAA         22,183,192

        5,110   Brazos River Authority, Texas, Pollution Control Revenue              4/13 at 101.00        Baa2          6,058,058
                 Refunding Bonds, TXU Electric Company, Series 1999C,
                 7.700%, 3/01/32 (Alternative Minimum Tax)

        4,000   Central Texas Regional Mobility Authority, Travis and                 1/15 at 100.00         AAA          4,095,760
                 Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/35 - FGIC Insured

        2,700   Harris County-Houston Sports Authority, Texas, Senior Lien           11/11 at 100.00         AAA          2,795,877
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/30 -
                 MBIA Insured

       10,045   Houston, Texas, Subordinate Lien Airport System Revenue               7/10 at 100.00         AAA         10,774,870
                 Bonds, Series 2000A, 5.875%, 7/01/16 (Alternative
                 Minimum Tax) - FSA Insured

       23,875   Houston, Texas, Hotel Occupancy Tax and Special Revenue                 No Opt. Call         AAA          7,215,980
                 Bonds, Convention and Entertainment Project, Series 2001B,
                 0.000%, 9/01/29 - AMBAC Insured

                Irving Independent School District, Texas, Unlimited Tax School
                Building Bonds, Series 1997:
        5,685    0.000%, 2/15/10                                                        No Opt. Call         AAA          4,829,294
        3,470    0.000%, 2/15/11                                                        No Opt. Call         AAA          2,820,659

        5,000   Kerrville Health Facilities Development Corporation, Texas,             No Opt. Call        BBB-          5,027,450
                 Revenue Bonds, Sid Peterson Memorial Hospital Project,
                 Series 2005, 5.375%, 8/15/35

       22,060   Leander Independent School District, Williamson and Travis             8/09 at 31.45         AAA          5,877,446
                 Counties, Texas, Unlimited Tax School Building and Refunding
                 Bonds, Series 2000, 0.000%, 8/15/27

        6,000   Matagorda County Navigation District 1, Texas, Revenue                4/08 at 102.00        BBB-          6,534,720
                 Bonds, Reliant Energy Inc., Series 1999C, 8.000%, 5/01/29
                 (Mandatory put 4/01/08)

        3,250   Midland, Texas, Tax and Limited Pledge Revenue Bonds,                 3/10 at 100.00         AAA          3,553,615
                 Certificates of Obligation, Series 2000, 6.100%, 3/01/27 -
                 FGIC Insured

        5,000   Port Corpus Christi Industrial Development Corporation, Texas,        5/07 at 102.00         Ba1          5,296,300
                 Environmental Facilities Revenue Bonds, Citgo Petroleum
                 Corporation, Series 2003, 8.250%, 11/01/31 (Alternative
                 Minimum Tax)

        5,000   Port Corpus Christi Industrial Development Corporation, Texas,        4/08 at 102.00        BBB-          5,178,450
                 Revenue Refunding Bonds, Valero Refining and Marketing
                 Company, Series 1997A, 5.400%, 4/01/18

        5,000   Richardson Hospital Authority, Texas, Revenue Bonds,                 12/13 at 100.00         BBB          5,336,750
                 Richardson Regional Medical Center, Series 2004,
                 6.000%, 12/01/34

        2,000   Sabine River Authority, Texas, Pollution Control Revenue              7/13 at 101.00        Baa2          2,133,720
                 Refunding Bonds, TXU Electric Company, Series 2003A,
                 5.800%, 7/01/22


                                       23


                        Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.4%

$      12,000   Intermountain Power Agency, Utah, Power Supply Revenue                7/06 at 102.00          A+     $   12,190,680
                 Refunding Bonds, Series 1996D, 5.000%, 7/01/21

                Intermountain Power Agency, Utah, Power Supply Revenue
                Refunding Bonds, Series 1997B:
        1,655    5.750%, 7/01/19 (Pre-refunded to 7/01/07) - MBIA Insured             7/07 at 102.00         AAA          1,757,213
        3,345    5.750%, 7/01/19 - MBIA Insured                                       7/07 at 102.00         AAA          3,532,721

        3,700   Utah State Board of Regents, Utah State University, Revenue           4/14 at 100.00         AAA          3,803,489
                 Bonds, Series 2004, 5.000%, 4/01/35 - MBIA Insured

        2,250   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/10 at 101.50         Aaa          2,275,493
                 Series 1998G-2, Class I, 5.200%, 7/01/30 (Alternative
                 Minimum Tax)

        3,810   Utah Water Finance Agency, Revenue Bonds, Pooled Loan                10/12 at 100.00         Aaa          4,040,353
                 Financing Program, Series 2002C, 5.250%, 10/01/28 -
                 AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                VIRGIN ISLANDS - 0.1%

        2,500   Virgin Islands Public Finance Authority, Revenue Bonds,               1/14 at 100.00         BBB          2,732,900
                 Refinery Project - Hovensa LLC, Series 2003,
                 6.125%, 7/01/22 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.3%

        4,125   Metropolitan Washington D.C. Airports Authority, Airport             10/12 at 100.00         AAA          4,488,413
                 System Revenue Bonds, Series 2002A, 5.750%, 10/01/16
                 (Alternative Minimum Tax) - FGIC Insured

       15,000   Pocahontas Parkway Association, Virginia, Senior Lien Revenue          8/08 at 28.38         BB-          3,629,100
                 Bonds, Route 895 Connector Toll Road, Series 1998A,
                 0.000%, 8/15/30

                Pocahontas Parkway Association, Virginia, Senior Lien Revenue
                Bonds, Route 895 Connector Toll Road, Series 1998B:
       19,400    0.000%, 8/15/33                                                       8/08 at 23.55         BB-          3,898,430
       60,500    0.000%, 8/15/35                                                       8/08 at 20.95         BB-         10,812,560

        3,245   Virginia Housing Development Authority, Multifamily Housing           1/08 at 102.00         AA+          3,358,705
                 Bonds, Series 1997E, 5.600%, 11/01/17 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 2.1%

        6,400   Cowlitz County Public Utilities District 1, Washington,               9/14 at 100.00         AAA          6,544,064
                 Electric Production Revenue Bonds, Series 2004,
                 5.000%, 9/01/34 - FGIC Insured

       12,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA         14,062,375
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002B, 6.000%, 7/01/18 - AMBAC Insured

        4,000   Energy Northwest, Washington, Electric Revenue Refunding              7/13 at 100.00         Aaa          4,328,080
                 Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/17 -
                 XLCA Insured

        3,700   Washington State Tobacco Settlement Authority, Tobacco                6/13 at 100.00         BBB          4,040,067
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.625%, 6/01/32

                Washington, Motor Vehicle Fuel Tax General Obligation Bonds,
                Series 2002-03C:
        9,000    0.000%, 6/01/29 - MBIA Insured                                         No Opt. Call         AAA          2,731,770
       16,195    0.000%, 6/01/30 - MBIA Insured                                         No Opt. Call         AAA          4,662,217

        8,200   Washington Public Power Supply System, Revenue Refunding                No Opt. Call         Aaa          5,561,730
                 Bonds, Nuclear Project 3, Series 1989B, 0.000%, 7/01/14


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.5%

                Badger Tobacco Asset Securitization Corporation, Wisconsin,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
        8,205    6.125%, 6/01/27                                                      6/12 at 100.00         BBB          8,700,500
       11,385    6.375%, 6/01/32                                                      6/12 at 100.00         BBB         12,131,856

        6,000   Milwaukee Redevelopment Authority, Wisconsin, Lease                   8/13 at 100.00         AAA          6,285,840
                 Revenue Bonds, Public Schools, Series 2003A,
                 5.125%, 8/01/22 - AMBAC Insured

       12,180   Wisconsin Health and Educational Facilities Authority,                8/07 at 102.00         AAA         12,714,458
                 Revenue Bonds, Aurora Healthcare Inc., Series 1997,
                 5.250%, 8/15/27 - MBIA Insured

        3,750   Wisconsin Health and Educational Facilities Authority,                2/12 at 101.00           A          3,963,070
                 Revenue Bonds, Wheaton Franciscan Services Inc.,
                 Series 2002, 5.750%, 8/15/30


                                       24

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN (continued)

$       6,000   Wisconsin Health and Educational Facilities Authority,                9/13 at 100.00          A-     $    6,342,360
                 Revenue Bonds, Franciscan Sisters of Christian Charity
                 Healthcare Ministry, Series 2003A, 5.875%, 9/01/33
------------------------------------------------------------------------------------------------------------------------------------
$   2,233,309   Total Long-Term Investments (cost $1,803,684,101) - 97.8%                                             1,935,003,186
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.2%                                                                     44,392,974
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $1,979,396,160
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Nuveen Municipal Income Fund, Inc. (NMI)
                        Portfolio of
                                INVESTMENTS October 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.8%

$         690   Phenix City Industrial Development Board, Alabama,                    5/12 at 100.00         BBB     $      740,881
                 Environmental Improvement Revenue Bonds, MeadWestvaco
                 Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 18.4%

        5,530   Adelanto School District, San Bernardino County, California,            No Opt. Call         AAA          2,573,551
                 General Obligation Bonds, Series 1997A, 0.000%, 9/01/22 -
                 MBIA Insured

                Brea Olinda Unified School District, California, General
                Obligation Bonds, Series 1999A:
        2,000    0.000%, 8/01/21 - FGIC Insured                                         No Opt. Call         AAA            951,880
        2,070    0.000%, 8/01/22 - FGIC Insured                                         No Opt. Call         AAA            932,183
        2,120    0.000%, 8/01/23 - FGIC Insured                                         No Opt. Call         AAA            902,442

          500   California, General Obligation Bonds, Series 2004,                    4/14 at 100.00           A            523,245
                 5.200%, 4/01/26

        3,000   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00          A-          3,102,480
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.000%, 6/01/25

        1,000   California Statewide Community Development Authority,                 7/15 at 100.00        BBB+            982,660
                 Revenue Bonds, Daughters of Charity Health System,
                 Series 2005A, 5.000%, 7/01/39

        1,150   Foothill/Eastern Transportation Corridor Agency, California,          1/07 at 100.00         AAA          1,189,273
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         BBB          3,422,250
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39

          500   Lake Elsinore Public Financing Authority, California, Local          10/13 at 102.00         N/R            545,215
                 Agency Revenue Refunding Bonds, Series 2003H,
                 6.375%, 10/01/33

        1,000   Vernon, California, Electric System Revenue Bonds,                    4/08 at 100.00         Aaa          1,053,390
                 Malburg Generating Station Project, Series 2003C,
                 5.375%, 4/01/18 (Pre-refunded to 4/01/08)


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.3%

          480   Colorado Educational and Cultural Facilities Authority,               8/11 at 100.00         AAA            568,896
                 Charter School Revenue Bonds, Peak-to-Peak Charter
                 School, Series 2001, 7.500%, 8/15/21 (Pre-refunded
                 to 8/15/11)

        1,000   Colorado Educational and Cultural Facilities Authority,               6/11 at 100.00         Ba1          1,032,340
                 Charter School Revenue Bonds, Weld County School
                 District 6 - Frontier Academy, Series 2001, 7.375%, 6/01/31

          870   Colorado Educational and Cultural Facilities Authority,               7/12 at 100.00         BBB            919,738
                 Charter School Revenue Bonds, Douglas County School
                 District RE-1 - DCS Montessori School, Series 2002A,
                 6.000%, 7/15/22

        2,000   Denver City and County, Colorado, Airport System Revenue             11/10 at 100.00         AAA          2,178,500
                 Refunding Bonds, Series 2000A, 6.000%, 11/15/16
                 (Alternative Minimum Tax) - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 5.8%

        1,480   Capitol Region Education Council, Connecticut, Revenue                4/06 at 102.00         BBB          1,512,027
                 Bonds, Series 1995, 6.750%, 10/15/15

        2,000   Connecticut Health and Educational Facilities Authority,              7/06 at 102.00     BBB-***          2,084,780
                 Revenue Bonds, University of New Haven, Series 1996D,
                 6.700%, 7/01/26 (Pre-refunded to 7/01/06)

          500   Eastern Connecticut Resource Recovery Authority, Solid                1/06 at 100.00         BBB            504,550
                 Waste Revenue Bonds, Wheelabrator Lisbon Project,
                 Series 1993A, 5.500%, 1/01/14 (Alternative Minimum Tax)

          950   Willimantic Housing Authority, Connecticut, GNMA                      4/06 at 105.00         AAA            998,621
                 Collateralized Multifamily Housing Mortgage Revenue Bonds,
                 Village Heights Apartments, Series 1995A, 8.000%, 10/20/30


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.3%

          175   Dade County Industrial Development Authority, Florida,               12/05 at 102.00         N/R            178,542
                 Revenue Bonds, Miami Cerebral Palsy Residential Services
                 Inc., Series 1995, 8.000%, 6/01/22

        1,250   Martin County Industrial Development Authority, Florida,             12/05 at 101.00         BB+          1,259,550
                 Industrial Development Revenue Bonds, Indiantown
                 Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative
                 Minimum Tax)


                                       26

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA (continued)

$         600   Martin County Industrial Development Authority, Florida,             12/05 at 101.00         BB+     $      607,512
                 Industrial Development Revenue Refunding Bonds, Indiantown
                 Cogeneration LP, Series 1995B, 8.050%, 12/15/25 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 8.4%

        1,485   Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero      1/09 at 100.00         N/R          1,582,713
                 Redevelopment Project, Series 1998, 7.000%, 1/01/14

                Illinois Development Finance Authority, Revenue Bonds,
                Chicago Charter School Foundation, Series 2002A:
          500    6.125%, 12/01/22                                                    12/12 at 100.00         BBB            528,145
        1,000    6.250%, 12/01/32                                                    12/21 at 100.00         BBB          1,031,330

        1,000   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00        Baa2          1,024,310
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.250%, 5/01/34

        1,765   Joliet Regional Port District, Illinois, Airport Facilities Revenue   7/07 at 103.00      N/R***          1,862,569
                 Bonds, Lewis University Airport, Series 1997A,
                 7.250%, 7/01/18 (Alternative Minimum Tax) (Pre-refunded
                 to 7/01/07)

        1,305   North Chicago, Illinois, General Obligation Bonds,                   11/15 at 100.00         AAA          1,358,688
                 Series 2005B, 5.000%, 11/01/25 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.0%

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue         8/12 at 101.00        Baa1          2,125,760
                 Bonds, Riverview Hospital, Series 2002, 6.125%, 8/01/31

        1,305   Whitley County, Indiana, Solid Waste and Sewerage Disposal           11/10 at 102.00         N/R          1,414,372
                 Revenue Bonds, Steel Dynamics Inc., Series 1998,
                 7.250%, 11/01/18 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.7%

        1,880   Louisiana Public Facilities Authority, Extended Care Facilities         No Opt. Call         BBB          2,369,872
                 Revenue Bonds, Comm-Care Corporation Project,
                 Series 1994, 11.000%, 2/01/14


------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.2%

        1,000   Maryland Energy Financing Administration, Revenue Bonds,              9/07 at 100.00         N/R          1,015,310
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 2.1%

          500   Massachusetts Development Finance Agency, Resource                   12/09 at 102.00         BBB            538,420
                 Recovery Revenue Bonds, Ogden Haverhill Associates,
                 Series 1999A, 6.700%, 12/01/14 (Alternative Minimum Tax)

        1,000   Massachusetts Industrial Finance Agency, Resource Recovery              No Opt. Call         BBB          1,000,830
                 Remarketed Revenue Refunding Bonds, Ogden Haverhill
                 Project, Series 1992A, 4.850%, 12/01/05

          270   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB            274,898
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.7%

        1,000   Delta County Economic Development Corporation, Michigan,              4/12 at 100.00         AAA          1,124,370
                 Environmental Improvement Revenue Refunding Bonds,
                 MeadWestvaco Corporation - Escanaba Paper Company,
                 Series 2002B, 6.450%, 4/15/23 (Alternative Minimum Tax)
                 (Pre-refunded to 4/15/12)

        2,150   Michigan State Hospital Finance Authority, Hospital Revenue           1/06 at 102.00         Ba3          2,167,157
                 Refunding Bonds, Sinai Hospital, Series 1995, 6.625%, 1/01/16


------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 1.4%

        1,200   Montana Board of Investments, Exempt Facility Revenue                 7/10 at 101.00          B1          1,246,644
                 Bonds, Stillwater Mining Company, Series 2000,
                 8.000%, 7/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.2%

        1,000   Washington County, Nebraska, Wastewater Facilities Revenue           11/12 at 101.00          A+          1,075,070
                 Bonds, Cargill Inc., Series 2002, 5.900%, 11/01/27
                 (Alternative Minimum Tax)


                                       27


                        Nuveen Municipal Income Fund, Inc. (NMI) (continued)
                             Portfolio of INVESTMENTS October 31, 2005
   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.8%

                New Hampshire Higher Educational and Health Facilities
                Authority, Revenue Bonds, New Hampshire College, Series 1997:
$         100    6.375%, 1/01/27 (Pre-refunded to 1/01/07)                            1/07 at 102.00     BBB-***     $      105,511
          200    6.375%, 1/01/27 (Pre-refunded to 1/01/07)                            1/07 at 102.00     BBB-***            211,260
          400    6.375%, 1/01/27                                                      1/07 at 102.00        BBB-            412,636


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 6.3%

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00          AA          1,085,420
                 Brooklyn Law School, Series 2003A, 5.500%, 7/01/15 -
                 RAAI Insured

        4,190   Yates County Industrial Development Agency, New York,                 2/11 at 101.00         AA+          4,488,454
                 FHA-Insured Civic Facility Mortgage Revenue Bonds,
                 Soldiers and Sailors Memorial Hospital, Series 2000A,
                 6.000%, 2/01/41


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 3.3%

          400   Ohio Water Development Authority, Solid Waste Disposal                3/06 at 102.00          A+            408,536
                 Revenue Bonds, BHP Steel LLC, Series 1995,
                 6.300%, 9/01/20 (Alternative Minimum Tax)

        2,400   Ohio Water Development Authority, Solid Waste Disposal                9/09 at 102.00         N/R          2,481,264
                 Revenue Bonds, Bay Shore Power, Series 1998B,
                 6.625%, 9/01/20 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.9%

        1,080   Allegheny County Hospital Development Authority,                     11/10 at 102.00          B1          1,286,172
                 Pennsylvania, Revenue Bonds, West Penn Allegheny Health
                 System, Series 2000B, 9.250%, 11/15/30

        1,165   Carbon County Industrial Development Authority, Pennsylvania,           No Opt. Call        BBB-          1,248,193
                 Resource Recovery Revenue Refunding Bonds, Panther
                 Creek Partners Project, Series 2000, 6.650%, 5/01/10
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.6%

          500   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB            529,355
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 5.0%

        2,500   Greenville County School District, South Carolina, Installment       12/12 at 101.00         AA-          2,729,525
                 Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/13

          475   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA            597,892
                 Revenue Bonds, Series 1991, 6.750%, 1/01/19 - FGIC Insured

        1,000   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          1,061,170
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.5%

        1,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00        Baa3          1,053,210
                 Tennessee, Hospital Revenue Bonds, Baptist Health System
                 of East Tennessee Inc., Series 2002, 6.375%, 4/15/22

          375   Shelby County Health, Educational and Housing Facilities              9/12 at 100.00       A-***            436,830
                 Board, Tennessee, Hospital Revenue Bonds, Methodist
                 Healthcare, Series 2002, 6.500%, 9/01/26 (Pre-refunded
                 to 9/01/12)

          625   Shelby County Health, Educational and Housing Facilities              9/12 at 100.00       A-***            728,050
                 Board, Tennessee, Hospital Revenue Bonds, Methodist
                 Healthcare, Series 2002, 6.500%, 9/01/26 (Pre-refunded
                 to 9/01/12)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 7.4%

        2,000   Gulf Coast Waste Disposal Authority, Texas, Sewerage and              4/12 at 100.00          A+          2,105,860
                 Solid Waste Disposal Revenue Bonds, Anheuser Busch
                 Company, Series 2002, 5.900%, 4/01/36 (Alternative
                 Minimum Tax)

        2,000   Matagorda County Navigation District 1, Texas, Collateralized        10/13 at 101.00         AAA          1,964,340
                 Revenue Refunding Bonds, Houston Light and Power
                 Company, Series 1995, 4.000%, 10/15/15 - MBIA Insured

        2,000   Weslaco Health Facilities Development Corporation, Texas,             6/12 at 100.00        BBB+          2,140,400
                 Hospital Revenue Bonds, Knapp Medical Center,
                 Series 2002, 6.250%, 6/01/25

        1,000   West Texas Independent School District, McLennan and                   8/13 at 51.84         AAA            349,160
                 Hill Counties, General Obligation Refunding Bonds,
                 Series 1998, 0.000%, 8/15/25


------------------------------------------------------------------------------------------------------------------------------------
                VIRGIN ISLANDS - 3.1%

        2,545   Virgin Islands Public Finance Authority, Senior Lien Matching        10/14 at 100.00         BBB          2,696,300
                 Fund Loan Note, Series 2004A, 5.250%, 10/01/19


                                       28

   PRINCIPAL                                                                           OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 3.1%

$       1,000   Chesterfield County Industrial Development Authority,                11/10 at 102.00          A3     $    1,073,690
                 Virginia, Pollution Control Revenue Bonds, Virginia Electric
                 and Power Company, Series 1987A, 5.875%, 6/01/17

        1,500   Mecklenburg County Industrial Development Authority,                 10/12 at 100.00          A3          1,678,860
                 Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP,
                 Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 2.4%

        2,050   Mason County, West Virginia, Pollution Control Revenue Bonds,        10/11 at 100.00         BBB          2,087,657
                 Appalachian Power Company, Series 2003L, 5.500%, 10/01/22


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.2%

        1,000   Wisconsin Health and Educational Facilities Authority,               10/11 at 100.00         BBB          1,065,130
                 Revenue Bonds, Carroll College Inc., Series 2001,
                 6.250%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
$      86,730   Total Long-Term Investments (cost $79,117,145) - 95.9%                                                   84,529,839
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.1%                                                                      3,616,687
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $   88,146,526
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

                        Statement of
                             ASSETS AND LIABILITIES October 31, 2005
                                                                                                MUNICIPAL VALUE    MUNICIPAL INCOME
                                                                                                          (NUV)               (NMI)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $1,803,684,101 and $79,117,145, respectively)                 $1,935,003,186        $ 84,529,839
Cash                                                                                                         --             343,377
Receivables:
   Interest                                                                                          30,462,375           1,400,105
   Investments sold                                                                                  34,019,027           1,951,875
Other assets                                                                                            107,834               2,487
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                1,999,592,422          88,227,683
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                        8,415,181                  --
Payable for investments purchased                                                                    10,300,164                  --
Accrued expenses:
   Management fees                                                                                      870,273              48,075
   Other                                                                                                610,644              33,082
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                              20,196,262              81,157
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                       $1,979,396,160        $ 88,146,526
====================================================================================================================================
Shares outstanding                                                                                  194,959,520           8,113,876
====================================================================================================================================
Net asset value per share outstanding (net assets
   divided by shares outstanding)                                                                $        10.15        $      10.86
====================================================================================================================================
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                                                                 $    1,949,595        $     81,139
Paid-in surplus                                                                                   1,837,696,454          90,828,445
Undistributed net investment income                                                                   4,460,954              28,272
Accumulated net realized gain (loss) from investments                                                 3,970,072          (8,204,024)
Net unrealized appreciation of investments                                                          131,319,085           5,412,694
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                       $1,979,396,160        $ 88,146,526
====================================================================================================================================
Authorized shares                                                                                   350,000,000         200,000,000
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              OPERATIONS Year Ended October 31, 2005
                                                                                                MUNICIPAL VALUE    MUNICIPAL INCOME
                                                                                                          (NUV)               (NMI)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                                  $104,496,638          $5,094,154
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                      10,414,205             566,650
Shareholders' servicing agent fees and expenses                                                         515,257              27,233
Custodian's fees and expenses                                                                           398,942              29,245
Directors' fees and expenses                                                                             34,441               1,437
Professional fees                                                                                        79,818              14,240
Shareholders' reports - printing and mailing expenses                                                   157,154              16,671
Stock exchange listing fees                                                                              71,814              10,481
Investor relations expense                                                                              298,958              15,107
Other expenses                                                                                           36,360               6,196
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                           12,006,949             687,260
   Custodian fee credit                                                                                 (85,140)             (8,641)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                         11,921,809             678,619
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                92,574,829           4,415,535
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                                             3,892,592            (132,233)
Change in net unrealized appreciation (depreciation) of investments                                  14,371,253             824,656
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                                                     18,263,845             692,423
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                         $110,838,674          $5,107,958
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                                               MUNICIPAL VALUE (NUV)                      MUNICIPAL INCOME (NMI)
                                                        -----------------------------------         --------------------------------
                                                            YEAR ENDED           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                              10/31/05             10/31/04            10/31/05            10/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                    $  92,574,829       $   93,827,419         $ 4,415,535         $ 4,521,095
Net realized gain (loss) from investments                    3,892,592           10,588,040            (132,233)           (931,682)
Change in net unrealized appreciation
   (depreciation) of investments                            14,371,253           41,903,003             824,656           3,560,613
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 110,838,674          146,318,462           5,107,958           7,150,026
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                 (92,469,274)         (96,249,057)         (4,285,750)         (4,316,582)
From accumulated net realized gains from investments       (10,898,238)         (12,577,331)                 --                  --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
   to shareholders                                        (103,367,512)        (108,826,388)         (4,285,750)         (4,316,582)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                   7,471,162           37,492,074             822,208           2,833,444
Net assets at the beginning of year                      1,971,924,998        1,934,432,924          87,324,318          84,490,874
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                           $1,979,396,160       $1,971,924,998         $88,146,526         $87,324,318
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of year                 $    4,460,954       $    4,444,078         $    28,272         $   (86,400)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc. (NUV) and Nuveen Municipal Income Fund, Inc. (NMI). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Directors of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Directors' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 2005, there were no such outstanding purchase commitments in either of the funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees

Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Notes to
    FINANCIAL STATEMENTS (continued)



Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2005.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Neither of the Funds engaged in transactions in their own shares during the fiscal year ended October 31, 2005, nor during the fiscal year ended October 31, 2004.

3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities during the fiscal year ended October 31, 2005, were as follows:

                                                        MUNICIPAL      MUNICIPAL
                                                      VALUE (NUV)   INCOME (NMI)
--------------------------------------------------------------------------------
Purchases                                            $148,551,090     $5,836,445
Sales and maturities                                  172,423,260      8,361,413
================================================================================

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investments transactions.

At October 31, 2005, the cost of investments was as follows:

                                                        MUNICIPAL      MUNICIPAL
                                                      VALUE (NUV)   INCOME (NMI)
--------------------------------------------------------------------------------
Cost of investments                                $1,800,191,314    $78,987,217
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2005, were as follows:

                                                        MUNICIPAL      MUNICIPAL
                                                      VALUE (NUV)   INCOME (NMI)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                      $143,585,491    $5,738,748
   Depreciation                                        (8,773,619)     (196,126)
--------------------------------------------------------------------------------
Net unrealized appreciation of investments           $134,811,872    $5,542,622
================================================================================

The tax components of undistributed net investment income and net realized gains at October 31, 2005, were as follows:

                                                        MUNICIPAL      MUNICIPAL
                                                      VALUE (NUV)   INCOME (NMI)
--------------------------------------------------------------------------------
Undistributed net tax-exempt income *                  $7,818,624       $241,511
Undistributed net ordinary income **                      752,964         13,932
Undistributed net long-term capital gains               3,970,072             --
================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 3, 2005, paid on November 1, 2005.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (continued)



The tax character of distributions paid during the fiscal years ended October 31, 2005 and October 31, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                        MUNICIPAL      MUNICIPAL
2005                                                  VALUE (NUV)   INCOME (NMI)
--------------------------------------------------------------------------------
Distributions from net tax-exempt income              $91,241,029     $4,284,126
Distributions from net ordinary income **               1,228,245          1,623
Distributions from net long-term capital gains         10,898,238             --
================================================================================

                                                        MUNICIPAL      MUNICIPAL
2004                                                  VALUE (NUV)   INCOME (NMI)
--------------------------------------------------------------------------------
Distributions from net tax-exempt income              $92,800,716     $4,324,697
Distributions from net ordinary income **               3,643,302             --
Distributions from net long-term capital gains         12,577,331             --
================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At October 31, 2005, Municipal Income (NMI) had an unused capital loss carryforward of $8,204,024, available to be applied against future capital gains, if any. If not applied, $116,138, $7,005,363, $916,759 and $165,764 of the carryforward will expire in the years 2008, 2011, 2012 and 2013 respectively.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Municipal Value's (NUV) annual fund-level fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

                                                           MUNICIPAL VALUE (NUV)
AVERAGE DAILY NET ASSETS                                     FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .1500%
For the next $500 million                                                 .1250
For net assets over $1 billion                                            .1000
================================================================================

In addition, Municipal Value (NUV) pays an annual management fee, payable monthly, based on gross interest income as follows:

                                                           MUNICIPAL VALUE (NUV)
GROSS INTEREST INCOME                                      GROSS INCOME FEE RATE
--------------------------------------------------------------------------------
For the first $50 million                                                 4.125%
For the next $50 million                                                  4.000
For gross income over $100 million                                        3.875
================================================================================

Municipal Income's (NMI) annual fund-level fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of the Fund as follows:

                                                          MUNICIPAL INCOME (NMI)
AVERAGE DAILY NET ASSETS                                     FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================


The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of October 31, 2005, the complex-level fee rate was .1905%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion(2)                                    .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to their Directors who are affiliated with the Adviser or to their Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

Notes to
    FINANCIAL STATEMENTS (continued)



6. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which resulted in the automatic termination of each agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Directors had approved new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreements took effect upon such settlement.

7. SUBSEQUENT EVENT - DISTRIBUTIONS TO SHAREHOLDERS

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 1, 2005, to shareholders of record on November 15, 2005, as follows:

                                                        MUNICIPAL      MUNICIPAL
                                                      VALUE (NUV)   INCOME (NMI)
--------------------------------------------------------------------------------
Dividend per share                                         $.0390         $.0440
================================================================================

Financial
       HIGHLIGHTS

                        Financial
                               HIGHLIGHTS

               Selected data for a share outstanding throughout each period:

                                                     Investment Operations                    Less Distributions
                                             -------------------------------------   -----------------------------------
                                Beginning           Net    Net Realized/                    Net                               Ending
                                Net Asset    Investment       Unrealized             Investment      Capital               Net Asset
                                    Value        Income       Gain (Loss)    Total       Income        Gains      Total        Value
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
    2005                           $10.11          $.47            $ .10      $.57        $(.47)       $(.06)     $(.53)      $10.15
    2004                             9.92           .48              .26       .74         (.49)        (.06)      (.55)       10.11
    2003                             9.98           .49             (.01)      .48         (.50)        (.04)      (.54)        9.92
    2002                            10.17           .51             (.18)      .33         (.51)        (.01)      (.52)        9.98
    2001                             9.77           .51              .42       .93         (.51)        (.02)      (.53)       10.17

MUNICIPAL INCOME (NMI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
    2005                            10.76           .54              .09       .63         (.53)          --       (.53)       10.86
    2004                            10.41           .56              .32       .88         (.53)          --       (.53)       10.76
    2003                            10.61           .54             (.15)      .39         (.59)          --       (.59)       10.41
    2002                            10.92           .61             (.30)      .31         (.62)          --       (.62)       10.61
    2001                            11.01           .67             (.06)      .61         (.70)          --       (.70)       10.92
====================================================================================================================================
                                                        Total Returns
                                               ------------------------------
                                      Ending       Based on     Based on Net
                                Market Value   Market Value+     Asset Value+
-----------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
-----------------------------------------------------------------------------
Year Ended 10/31:
    2005                              $ 9.58           8.25%            5.73%
    2004                                9.36           9.01             7.77
    2003                                9.12           3.66             4.90
    2002                                9.32           3.80             3.32
    2001                                9.48          17.32             9.77

MUNICIPAL INCOME (NMI)
-----------------------------------------------------------------------------
Year Ended 10/31:
    2005                               10.56          10.21             5.93
    2004                               10.08          10.34             8.69
    2003                                9.64           3.02             3.71
    2002                                9.90         (11.93)            2.87
    2001                               11.90          12.24             5.68
=============================================================================
                                                            Ratios/Supplemental Data
                              ---------------------------------------------------------------------------------------
                                                   Before Credit                 After Credit*
                                            --------------------------    ----------------------------
                                                         Ratio of Net                    Ratio of Net
                                              Ratio of     Investment       Ratio of       Investment
                                  Ending      Expenses      Income to       Expenses        Income to      Portfolio
                              Net Assets    to Average        Average     to Average          Average       Turnover
                                    (000)   Net Assets     Net Assets     Net Assets       Net Assets           Rate
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL VALUE (NUV)
---------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
    2005                      $1,979,396           .60%          4.64%           .60%            4.65%             8%
    2004                       1,971,925           .62           4.83            .61             4.84             13
    2003                       1,934,433           .64           4.97            .64             4.97             36
    2002                       1,946,407           .65           5.07            .65             5.08             13
    2001                       1,982,139           .65           5.09            .64             5.10             10

MUNICIPAL INCOME (NMI)
---------------------------------------------------------------------------------------------------------------------

Year Ended 10/31:
    2005                          88,147           .78           4.99            .77             5.00              7
    2004                          87,324           .82           5.28            .81             5.28             14
    2003                          84,491          1.12           5.14           1.12             5.14             10
    2002                          85,897           .91           5.62            .90             5.64             36
    2001                          88,089           .83           6.14            .83             6.15             11
=====================================================================================================================

*    After custodian fee credit, where applicable.

+ Total Investment Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

                                 See accompanying notes to financial statements.


                                  40-41 SPREAD

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             156
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Trustee                Nuveen Institutional Advisory Corp.(3); Director (since 1996)
Chicago, IL 60606                                         of Institutional Capital Corporation; Chairman and Director
                                                          (since 1997) of Nuveen Asset Management; Chairman and
                                                          Director of Rittenhouse Asset Management, Inc. (since 1999);
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           156
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  156
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       156
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College; Director, Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                156
3/6/48                                                    Business at the University of Connecticut (since 2002);
333 W. Wacker Drive                                       previously, Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003); Director
                                                          (since 1997), Credit Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation.

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              154
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          currently a member of the American and Wisconsin Bar
                                                          Associations.


                                       42

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):

------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman of Miller-Valentine Partners Ltd., a real estate             156
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, December 2004), of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty, a construction company; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the
                                                          not-for-profit company of Miami Valley Hospital; Vice President,
                                                          Dayton Philharmonic Orchestra Association; Board Member, Regional
                                                          Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member,
                                                          Community Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     156
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance,                       156
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; Director (since 2003),
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since
                                                          1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since
                                                          1997), Evanston Chamber of Commerce and Evanston
                                                          Inventure, a business development organization.
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               156
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          1997), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. (since 2003); Chartered Financial Analyst.


                                       43

Board Members
       AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               156
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 156
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999); Vice          156
11/28/67                       and Treasurer              President and Treasurer (since 1999) of Nuveen Investments,
333 W. Wacker Drive                                       Inc.; Vice President and Treasurer (1999-2004) of Nuveen
Chicago, IL 60606                                         Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Vice President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC. (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond                Vice President     2005    Vice President, Director of Investment Operations, Nuveen             156
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice President, Head of Investment Operations and Systems, Scudder Investments Japan,
                                                          (2000-2002), Senior Vice President, Head of Plan Administration and
                                                          Participant Services, Scudder Investments (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  156
9/24/64                        and Secretary              Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President and
                                                          Assistant Secretary (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           156
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           156
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director of Nuveen Asset Management
                                                          (since 2001); Vice President of Nuveen Investments Advisers
                                                          Inc. (since 2002); Chartered Financial Analyst.


                                       44

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         156
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         156
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Compliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp.(3); formerly, Senior Attorney (1994-2004), The Northern
                                                          Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    156
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               156
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             156
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS



At a meeting held on May 10-12, 2005, the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the Investment Management Agreement between each Fund and NAM.

THE APPROVAL PROCESS
To assist the Board in its evaluation of an advisory contract with NAM, the independent Trustees received a report in adequate time in advance of their meeting which outlined, among other things, the services provided by NAM; the organization of NAM, including the responsibilities of various departments and key personnel; the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party (a "Peer Group"); the profitability of NAM and certain industry profitability analyses for advisers to unaffiliated investment companies; the expenses of NAM in providing the various services; the management fees of NAM, including comparisons of such fees with the management fees of comparable funds in its Peer Group as well as comparisons of NAM's management fees with the fees NAM assesses to other types of investment products or accounts, if any; the soft dollar practices of NAM; and the expenses of each Fund, including comparisons of the Fund's expense ratios (after any fee waivers) with the expense ratios of its Peer Group. This information supplements that received by the Board throughout the year regarding Fund performance, expense ratios, portfolio composition, trade execution and sales activity.

In addition to the foregoing materials, independent legal counsel to the independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Trustees under the 1940 Act as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

At the Board meeting, NAM made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered each Investment Management Agreement with NAM. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by NAM and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES
In evaluating the nature, extent and quality of NAM's services, the Trustees reviewed information concerning the types of services that NAM or its affiliates provide and are expected to provide to the Nuveen Funds; narrative and statistical information concerning the Fund's performance record and how such performance compares to the Fund's Peer Group; information describing NAM's organization and its various departments, the experience and responsibilities of key personnel, and available resources. In the discussion of key personnel, the Trustees received materials regarding the changes or additions in personnel of NAM. The Trustees further noted the willingness of the personnel of NAM to engage in open, candid discussions with the Board. The Trustees further considered the quality of NAM's investment process in making portfolio management decisions, including any refinements or improvements to the portfolio management processes, enhancements to technology and systems that are available to portfolio managers, and any additions of new personnel which may strengthen or expand the research and investment capabilities of NAM. In their review of the advisory contracts for the fixed income funds, such as the Funds, the Trustees also noted that Nuveen won the Lipper Award for Best Fund Family: Fixed Income-Large Asset Class, for 2004. Given the Trustees' experience with the Funds, other Nuveen funds and NAM, the Trustees noted that they were familiar with and continue to have a good understanding of the organization, operations and personnel of NAM.

In addition to advisory services, the independent Trustees considered the quality of the administrative or non-advisory services provided. In this regard, NAM provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In addition to investment management services, NAM and its affiliates provide each Fund with a wide range of services, including: preparing shareholder reports; providing daily accounting; providing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other Fund administrative tasks necessary for the operation of the respective Fund (such as tax reporting and fulfilling regulatory filing requirements). In addition, in evaluating the administrative services, the Trustees considered, in particular, NAM's policies and procedures for assuring compliance with applicable laws and regulations in light of the new SEC regulations governing compliance. The Trustees noted NAM's focus on compliance and its compliance systems. In their review, the Trustees considered, among other things, the additions of experienced personnel to NAM's compliance group and modifications and other enhancements to NAM's computer systems. In addition to the foregoing, the Trustees also noted that NAM outsources certain services that cannot be replicated without significant costs or at the same level of expertise. Such outsourcing has been a beneficial and efficient use of resources by keeping expenses low while obtaining quality services.

In addition to the above, in reviewing the variety of additional services that NAM or its affiliates must provide to closed-end funds, such as the Funds, the independent Trustees determined that Nuveen's commitment to supporting the secondary market for the common shares of its closed-end funds is particularly noteworthy. In this regard, the Trustees noted Nuveen's efforts to sponsor numerous forums for analysts and specialists regarding the various Nuveen closed-end funds, its creation of a new senior position dedicated to providing secondary market support services and enhancing communications with investors and analysts, and its advertising and media relations efforts designed to raise investor and analyst awareness of the closed-end funds.

With respect to services provided to municipal funds, including the Funds, the Trustees also noted, among other things, the enhancements NAM implemented to its municipal portfolio management processes (e.g., the increased use of benchmarks to guide and assess the performance of its portfolio managers); the implementation of a risk management program; and the various initiatives being undertaken to enhance or modify NAM's computer systems as necessary to support the innovations of the municipal investment team (such as, the ability to assess certain historical data in order to create customized benchmarks, perform attribution analysis and facilitate the use of derivatives as hedging instruments). With respect to certain of the Nuveen funds with a less seasoned portfolio, the Trustees also noted the hedging program implemented for such funds and the team responsible for developing, implementing and monitoring the hedging procedures. The hedging program was designed to help maintain the applicable fund's duration with certain benchmarks.

Based on their review, the Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds under the Investment Management Agreements.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND ADVISER
As previously noted, the Board received a myriad of performance information regarding each Fund and its Peer Group. Among other things, the Board received materials reflecting a Fund's historic performance and the Fund's performance compared to its Peer Group. In evaluating the performance information, in certain limited instances, the Trustees noted that the closest Peer Group for a Fund still would not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Peer Group.

As noted above, the performance data included, among other things, the respective Fund's performance relative to its peers. More specifically, a Fund's one-, three- and five-year total returns (as applicable) for the periods ending December 31, 2004 were evaluated relative to the unaffiliated funds in its respective Peer Group (including the returns of individual peers as well as the Peer Group average) as well as additional performance information with respect to all funds in the Peer Group. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. FEES, EXPENSES AND PROFITABILITY
   1. FEES AND EXPENSES
   In evaluating the management fees and expenses that a Fund is expected to bear, the Trustees considered the respective Fund's current management fee structure and the Fund's expected expense ratios in absolute terms as well as compared with the fees and expense ratios of the unaffiliated funds in its Peer Group. The Trustees reviewed the financial information of NAM, including its respective revenues, expenses and profitability. In reviewing fees, the Trustees, among other things, reviewed comparisons of the Fund's gross management fees (fees after fund-level and complex-wide level breakpoints but before reimbursement and fee waivers), net management fees (after breakpoints and reimbursements and fee waivers) and total expense ratios (before and after waivers) with those of the unaffiliated funds in the Peer Group and peer averages. In this regard, the Trustees noted that the relative ranking of the Nuveen funds on fees and expenses was aided by the significant level of fee reductions provided by the fund-level and complex-wide breakpoint schedules, and the fee waivers and reimbursements provided by Nuveen for certain funds launched since 1999. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail below in Section D entitled "Economies of Scale and Whether Fee Levels Reflect these Economies of Scale." In their review of the fee and expense information provided, including, in particular, the expense ratios of the unaffiliated funds in the respective Peer Group, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to such peers.

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)



   2. COMPARISONS WITH THE FEES OF OTHER CLIENTS
   The Trustees further compared the fees of NAM to the fees NAM assessed for other types of clients investing in municipal funds (such as municipal managed accounts). With respect to such separately managed accounts, the advisory fees for such accounts are generally lower than those charged to the comparable Funds. The Trustees noted, however, the additional services that are provided and the costs incurred by Nuveen in managing and operating registered investment companies, such as the Funds, compared to individually managed separate accounts. For instance, as described above, NAM and its affiliates provide numerous services to the Funds including, but not limited to, preparing shareholder reports; providing daily accounting; preparing quarterly financial statements; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support; and administering all other aspects of the Fund's operations. Further, the Trustees noted the increased compliance requirements for funds in light of new SEC regulations and other legislation. These services are generally not required to the same extent, if at all, for separate accounts. In addition to the differences in services, the Trustees also considered, among other things, the differences in product distribution, investment policies, investor profiles and account sizes. Accordingly, the Trustees believe that the nature and number of services provided to operate a Fund merit the higher fees than those to separate managed accounts.

   3. PROFITABILITY OF NAM
   In conjunction with its review of fees, the Trustees also considered NAM's profitability. The Trustees reviewed NAM's revenues, expenses and profitability margins (on both a pre-tax and after-tax basis). In reviewing profitability, the Trustees recognized that one of the most difficult issues in determining profitability is establishing a method of allocating expenses. Accordingly, the Trustees reviewed NAM's assumptions and methodology of allocating expenses. In this regard, the methods of allocation used appeared reasonable but the Board noted the inherent limitations in allocating costs among various advisory products. The Trustees also recognized that individual fund or product line profitability of other advisers is generally not publicly available. Further, profitability may be affected by numerous factors including the types of funds managed, expense allocations, business mix, etc. and therefore comparability of profitability is somewhat limited. Nevertheless, to the extent available, the Trustees considered NAM's profit margin compared to the profitability of various publicly-traded investment management companies and/or investment management companies that publicly disclose some or all of their financial results compiled by three independent third-party service providers. The Trustees also reviewed the revenues, expenses and profit margins of various unaffiliated advisory firms with similar amounts of assets under management for the last year prepared by NAM. Based on their review, the Trustees were satisfied that NAM's level of profitability from its relationship with each Fund was reasonable in light of the services provided.

   In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to NAM as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE
In reviewing the compensation, the Trustees have long understood the benefits of economies of scale as the assets of a fund grow and have sought to ensure that shareholders share in these benefits. One method for shareholders to share in economies of scale is to include breakpoints in the advisory fee schedules that reduce fees as fund assets grow. Accordingly, the Trustees received and reviewed the schedules of advisory fees for each Fund, including fund-level breakpoints thereto. In addition, after lengthy negotiations with management, the Board in May, 2004 approved a complex-wide fee arrangement pursuant to which fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement was introduced on August 1, 2004 and the Trustees reviewed data regarding the reductions of fees for the Nuveen funds for the period of August 1, 2004 to December 31, 2004. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently were acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS
In evaluating fees, the Trustees also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered any benefits from soft dollar arrangements. The Trustees noted that although NAM manages a large amount of assets, it has very little, if any, brokerage to allocate. This is due to the fact that NAM typically manages the portfolios of the municipal funds in the Nuveen complex and municipal bonds generally trade on a principal basis. Accordingly, NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services. In addition to soft dollar arrangements, the Trustees also considered any other revenues, if any, received by NAM or its affiliates. In this regard, the Trustees considered revenues received by Nuveen for serving as agent for broker-dealers at its preferred trading desk and for acting as co-manager in the initial public offering of new closed-end exchange-traded funds.

F. OTHER CONSIDERATIONS
Nuveen, until recently, was a majority-owned subsidiary of St. Paul Travelers Companies, Inc. ("St. Paul"). As noted, St. Paul earlier this year announced its intention to divest its equity stake in Nuveen. Nuveen is the parent of NAM. Pursuant to a series of transactions, St. Paul had begun to reduce its interest in Nuveen which will ultimately result in a change of control of Nuveen and therefore NAM. As mandated by the 1940 Act, such a change in control would result in an assignment of the Investment Management Agreements with NAM and the automatic termination of such agreements. Accordingly, the Board also considered the approval of a New Investment Management Agreement with each Fund in light of, and which would take effect upon, the anticipated change of control. More specifically, the Board considered for each Fund a New Investment Management Agreement on substantially identical terms to the existing Investment Management Agreement, to take effect after the change of control has occurred and the contract has been approved by Fund shareholders. In its review, the Board considered whether the various transactions necessary to divest St. Paul's interest will have an impact on the various factors they considered in approving NAM, such as the scope and quality of services to be provided following the change of control. In reviewing the St. Paul transactions, the Board considered, among other things, the impact, if any, on the operations and organizational structure of NAM; the possible benefits and costs of the transactions to the respective Fund; the potential implications of any arrangements used by Nuveen to finance certain of the transactions; the ability of NAM to perform its duties after the transactions; whether a fee structure or expense ratio would change; any changes to the current practices of the respective Fund; any changes to the terms of the advisory agreement; and any anticipated changes to the respective operations of NAM. Based on its review, the Board determined that St. Paul's divestiture would not affect the nature and quality of services provided by NAM, the terms of the respective Investment Management Agreement, including the fees thereunder, and would not materially affect the organization or operations of NAM. Accordingly, the Board determined that their analysis of the various factors regarding their approval of NAM would continue to apply after the change of control.

G. APPROVAL
The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund, that the renewal of the NAM Investment Management Agreements should be approved and that the new, post-change of control NAM Investment Managements Agreement be approved and recommended to shareholders.

Reinvest Automatically
       EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

In April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers") sold the majority of its controlling equity interest in Nuveen Investments, Inc. ("Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an "assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26, 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION
Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE
Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

MODIFIED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL



Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $131 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                        o Share prices
                                        o Fund details
           Learn more                   o Daily financial news
about Nuveen Funds at                   o Investor education
   WWW.NUVEEN.COM/ETF                   o Interactive planning tools


Logo: NUVEEN Investments


                                                                     EAN-A-1005D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                        Nuveen Municipal Value Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                            AUDIT FEES BILLED        AUDIT-RELATED FEES             TAX FEES         ALL OTHER FEES
FISCAL YEAR ENDED                                TO FUND               BILLED TO FUND            BILLED TO FUND      BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2005                                        $ 51,752                        $ 0                    $ 619             $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                                                      0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2004                                        $ 48,562                        $ 0                    $ 364             $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                                                      0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                           AUDIT-RELATED FEES       TAX FEES BILLED TO          ALL OTHER FEES
                                          BILLED TO ADVISER AND         ADVISER AND            BILLED TO ADVISER
                                             AFFILIATED FUND          AFFILIATED FUND         AND AFFILIATED FUND
                                            SERVICE PROVIDERS        SERVICE PROVIDERS         SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------------------------
October 31, 2005                                             $ 0                  $ 282,575                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------
October 31, 2004                                             $ 0                        $ 0                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Fund tax return preparation.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                   TOTAL NON-AUDIT FEES
                                                                   BILLED TO ADVISER AND
                                                                  AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                                   PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                                  RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
                                           TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                              BILLED TO FUND       REPORTING OF THE FUND)         ENGAGEMENTS)            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2005                                           $ 619                  $ 282,575                      $ 0       $ 283,194
October 31, 2004                                           $ 364                        $ 0                      $ 0           $ 364

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax-Fees" billed to Adviser in the amount of $282,575 from previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, the Adviser would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Directors or Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Directors or Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable at this time.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Value Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: January 6, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 6, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 6, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.